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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Soliciting Material Pursuant to §240.14a-12

NUTRACEUTICAL INTERNATIONAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Nutraceutical International Corporation

1400 Kearns Boulevard, 2nd Floor
Park City, Utah 84060

December 21, 2012

To our Stockholders:

        You are cordially invited to the 2013 Annual Meeting of Stockholders for Nutraceutical International Corporation.

Date:	Monday, January 28, 2013
Time:	10:00 a.m.
Place:	Laguna Cliffs Marriott 25135 Park Lantern Dana Point, California 92629 Phone: (435) 655-6106

        At the Annual Meeting, you will have the opportunity to act on the following matters:

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  Election of two Class III directors, each for a term of three years;

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  Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2013;

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  Approval of the Nutraceutical International Corporation 2013 Long-Term Equity Incentive Plan;

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  Advisory vote to approve named executive officer compensation; and

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  Any other business that may properly come before the meeting or any adjournment of the meeting.

        In addition to the formal items of business, we will review the major developments and accomplishments of fiscal 2012 and answer appropriate questions that you may have about us and our activities.

        This letter is your notice of the Annual Meeting and is being sent to stockholders of record as of the close of business on December 5, 2012, who are the only holders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        You will find information regarding the matters to be voted on in the attached notice of Annual Meeting of Stockholders and Proxy Statement. It is important that your shares be represented at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card or voting instruction card in the enclosed envelope, even if you plan to attend the Annual Meeting. If you do attend the Annual Meeting, you may personally vote, which will revoke your signed proxy. You may also revoke your proxy at any time before the Annual Meeting by following the instructions in this Proxy Statement.

        If you have any questions concerning the meeting, please contact our investor relations at 435-655-6106 or investor@nutraceutical.com.

        Thank you for your ongoing support and continued interest in our company. We look forward to seeing you at the Annual Meeting.

Sincerely,
Frank W. Gay II Chairman of the Board and Chief Executive Officer

WHERE CAN I GET MORE INFORMATION?

        We file annual, quarterly and special reports, proxy statements and other information (including certain press releases filed on Form 8-K) with the SEC. Our SEC filings are available to the public over the Internet at the SEC's web site (http://www.sec.gov). You may also read and copy any document we file with the SEC at its public reference facilities at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of any document we file at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

        Enclosed with this Proxy Statement is a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2012, along with the accompanying financial statements and financial statement schedule. The Annual Report is not to be regarded as proxy soliciting material. If you would like copies of any other recently filed documents, please direct your request to Investor Relations, Nutraceutical International Corporation, 1400 Kearns Boulevard, 2nd Floor, Park City, Utah 84060.

        Our SEC filings are only one of the ways that we try to reach our stockholders. Please remember that there are other sources of information available to you throughout the year, including:

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  our investor information line at 1-435-655-6106 and email at investor@nutraceutical.com; and

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  our website (www.nutraceutical.com), which includes links to our SEC filings and press releases and other information about Nutraceutical.

        The information contained in our other SEC filings and on our website is not incorporated into this Proxy Statement.

PROXY STATEMENT FOR THE
NUTRACEUTICAL INTERNATIONAL CORPORATION
2013 ANNUAL MEETING OF STOCKHOLDERS

 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

PROXY STATEMENT

        You were sent this Proxy Statement and the enclosed proxy card or voting instruction card because our Board of Directors is soliciting your proxy to vote at the 2013 Annual Meeting of Stockholders. This Proxy Statement summarizes the information that you will need in order to vote at the Annual Meeting. However, you need not attend the Annual Meeting in order to vote your shares. You may instead vote your shares by phone, via the Internet or by completing, signing, dating and returning the enclosed proxy card or voting instruction card.

        This Proxy Statement, the enclosed proxy card and our Annual Report on Form 10-K have been or will be sent on or about December 24, 2012 to all stockholders who owned our common stock at the close of business on December 5, 2012, the record date, who are the only stockholders entitled to vote at the Annual Meeting. For ten days prior to the Annual Meeting, a list of our stockholders will be open for examination at our headquarters by any stockholder for any reason relating to the meeting. As of the record date, there were 9,765,128 shares of our common stock issued, outstanding and entitled to vote.

NUMBER OF VOTES

        Each share of our common stock entitles you to one vote on each proposal at the Annual Meeting. Your proxy card indicates the number of shares of our common stock that you own.

QUORUM REQUIREMENT

        At the Annual Meeting, the Inspector of Election will determine whether a quorum is present. A quorum is required to conduct any business at the Annual Meeting. For a quorum to be present, the holders of a majority of the issued and outstanding shares of common stock on the record date and entitled to vote must be present in person or by proxy. If you mark your proxy card "ABSTAIN," or if your proxy vote is held in street name by your broker and it is not voted on all proposals, your proxy vote will nonetheless be counted as present for purposes of determining a quorum.

VOTING METHODS

        This Proxy Statement is furnished in connection with the solicitation of proxies by Nutraceutical on behalf of the Board of Directors for the 2013 Annual Meeting of Stockholders.

        You can vote your shares using one of the following methods:

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  Vote through the Internet at www.proxyvote.com using the instructions included on the voting instruction card;

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  Vote by telephone using the instructions on the proxy card or voting instruction card;

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  Complete and return a written proxy or voting instruction card using the proxy card or voting instruction card; or

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  Attend and vote at the meeting.

Internet and telephone voting are available 24 hours a day, and if you use one of those methods, you do not need to return a proxy or voting instruction card. Unless you are planning to vote at the meeting, your vote must be received by 11:59 p.m., Eastern Standard Time, on January 27, 2013.

VOTING BY PROXY

        Whether or not you plan to attend the Annual Meeting, please vote your shares by phone, via the Internet or by completing, signing, dating and returning the enclosed proxy card or voting instruction card in the envelope provided. Submitting your proxy now will not affect your right to attend the Annual Meeting and vote in person. The last vote that you submit chronologically prior to or at the Annual Meeting will supersede your prior vote(s).

        Voting by the Internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs. If you fill out your proxy card properly and return it in time to vote, your shares will be voted as you have directed.

        Presently, we know of no matters to be addressed at the Annual Meeting beyond those described in this Proxy Statement. Under our By-laws and applicable SEC regulations, the deadline has passed for stockholders to notify us of any proposals or director nominations to be presented for action at the Annual Meeting.

REVOKING YOUR PROXY

        If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in the following ways:

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  You may send in another proxy with a later date, before the Annual Meeting;

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  You may notify us of your proxy revocation in writing, before the Annual Meeting; or

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  You may attend the Annual Meeting, advise the Inspector of Election of your revocation, and then vote in person.

        Written submissions of another proxy with a later date or of a proxy revocation should be delivered to the Nutraceutical Legal Department at 1400 Kearns Boulevard, 2nd Floor, Park City, UT 84060, at least one business day prior to the Annual Meeting, or they may be delivered to the Inspector of Election at the Annual Meeting.

VOTING IN PERSON

        If you plan to attend the Annual Meeting and vote in person, you may deliver your completed proxy card or you may obtain a ballot when you arrive. However, if your shares are held in the name of your broker, bank, or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on December 5, 2012, the record date for voting. Even if you are planning to attend the Annual Meeting, we encourage you to submit your proxy in advance to ensure the representation of your shares at the Annual Meeting.

YOUR PARTICIPATION IN VOTING THE SHARES YOU OWN IS IMPORTANT

        Voting your shares is important to ensure that you have a say in the governance of your company and to fulfill the objectives of the majority voting standard that we apply in the election of directors and the other proposals to be considered at the Annual Meeting. Please review the proxy materials and follow the instructions on the voting instruction form to submit your proxy or voting instructions. We hope you will exercise your rights and fully participate as a Nutraceutical stockholder.

MORE INFORMATION IS AVAILABLE

        If you have any questions about the proxy voting process, please contact the broker, bank or other financial institution where you hold your shares. The SEC also has a website,

www.sec.gov/spotlight/proxymatters.shtml, with more information about your rights as a stockholder. Additionally, you may contact Nutraceutical's investor information line at 1-435-655-6106 or investor@nutraceutical.com.

APPROVING THE PROPOSALS

PROPOSAL I:    ELECTING TWO CLASS III DIRECTORS

        At the Annual Meeting, the two nominees for director receiving the greatest number of votes cast in person or by proxy, whether or not a majority of the total votes cast, will be elected. If you are present and do not vote, or if you send in your proxy card marked "WITHHOLD AUTHORITY," your vote will have no impact on the election of those directors as to whom you have withheld votes.

PROPOSAL II:    RATIFYING THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2013

        The ratification of the appointment of an independent registered public accounting firm requires the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting and entitled to vote.

PROPOSAL III:    APPROVING THE NUTRACEUTICAL INTERNATIONAL CORPORATION 2013 LONG-TERM EQUITY INCENTIVE PLAN

        In order to be approved, the Nutraceutical International Corporation 2013 Long-Term Equity Incentive Plan (the "2013 Plan") requires the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting and entitled to vote.

PROPOSAL IV:    ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

        In accordance with Section 14A of the Exchange Act and the SEC's rules thereunder, the Board of Directors is asking stockholders to approve, on an advisory basis, the compensation of Nutraceutical's named executive officers as disclosed in this Proxy Statement. Approval of this "say-on-pay" proposal requires the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting and entitled to vote.

EFFECT OF ABSTENTIONS AND BROKER NON-VOTES

        Abstentions will be counted as shares present and entitled to be voted. Abstentions will have no effect on the outcome of the vote on Proposal I since directors are elected by a plurality vote. Abstentions will have the effect of votes against Proposals II, III and IV since those proposals will be approved by a majority of the shares present and entitled to vote.

        Brokers generally have discretionary authority to vote shares for which their customers did not provide voting instructions only on Proposal II (the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm). Brokers do not have such discretionary authority to vote uninstructed shares on Proposals I, III and IV. If your shares are counted as broker non-votes, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present. Broker non-votes are not counted as shares present and entitled to be voted with respect to the matters on which the broker has not expressly voted. Thus, broker non-votes will not affect the outcome of the voting on Proposal I (election of Class III Directors), Proposal III (approval of the 2013 Plan), or Proposal IV (advisory vote to approve named executive officer compensation).

DEFAULT VOTING

        If you submit a proxy but do not indicate any voting instructions, your shares will be voted FOR Proposal I (election of directors), FOR Proposal II (ratification of independent registered public accounting firm), FOR Proposal III (approval of the 2013 Plan), and FOR Proposal IV (advisory vote to approve named executive officer compensation). If any other business properly comes before the stockholders for a vote at the meeting, or any adjournments or postponements of the meeting, your shares will be voted according to the discretion of the holders of the proxy.

COST OF SOLICITING PROXIES

        We will bear all of the costs of soliciting these proxies on behalf of our Board of Directors. In addition to mailing proxy solicitation material, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. We will not compensate these directors, officers and employees additionally for this solicitation, but we may reimburse them for any out-of-pocket expenses that they incur in the process of soliciting proxies. We reserve the right to retain other outside agencies for the purpose of soliciting proxies. We will arrange for brokers and other custodians, nominees and fiduciaries to forward the solicitation materials to their principals, and, as required by law, we will reimburse them for any out-of-pocket expenses that they reasonably incur in the process of forwarding solicitation materials.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

        We are sending only one set of 2013 Annual Meeting materials to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple packages. This practice, known as "householding," is intended to eliminate duplicate mailings, conserve natural resources and help us reduce our printing and mailing costs.

        If you received a householded mailing this year and you would like to receive a separate copy of the proxy materials, we will deliver a copy promptly upon your request in one of the following manners:

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  Email investor@nutraceutical.com;

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  Send your request by mail to Investor Relations, Nutraceutical International Corporation, 1400 Kearns Boulevard, 2nd Floor, Park City, UT 84060; or

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  Call our investor information line at 1-435-655-6106.

        To opt out of householding for future mailings, you should mark the "No" box next to the householding election when you vote your proxy, or notify us using the contacts for our Investor Relations department described above.

        If you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future, please mark the "Yes" box next to the householding election when you vote your proxy.

        Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing Nutraceutical stock at two different brokerage firms, your household will receive two copies of our Annual Meeting materials—one from each brokerage firm.

DIRECTIONS TO THE MEETING

        You may request directions to the Annual Meeting via email at investor@nutraceutical.com or call 1-435-655-6106.

PROPOSALS

        Our Board of Directors (referred to collectively as the "Board") is soliciting your vote with respect to each of the following proposals. We do not expect any other matters to come before the meeting; however, if another matter is voted upon, your shares will be voted in accordance with your proxy representative's best judgment.

PROPOSAL I: ELECTING TWO CLASS III DIRECTORS

        The Nominating Committee, comprised of the independent members of the Board, has nominated Frank W. Gay II and Gregory M. Benson as Class III directors to be elected at the Annual Meeting. Messrs. Gay and Benson did not participate in the nomination process. Certain information regarding these nominees and each of the other directors is set forth below under the caption "The Board of Directors." If you elect them, Messrs. Gay and Benson will hold office until the 2016 Annual Meeting or until their earlier death, resignation or removal.

        The Board recommends a vote "FOR" all nominees.

        We know of no reason why either of these nominees may be unable to serve as a director. According to our By-laws, the nominees will be elected to the Board if the nominee receives affirmative ("FOR") votes representing a plurality of the votes of the shares of common stock present or represented by proxy at the meeting and entitled to vote. If a nominee who is currently serving as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board as a "holdover director." If a nominee is unable to serve, your proxy representative may vote for another nominee proposed by the Board. If any director resigns, dies or is otherwise unable to serve out a complete term, or if the Board increases the number of directors, the Board may fill each vacancy by following the procedures outlined in the section of this Proxy Statement entitled "Director Nomination Process."

PROPOSAL II:    RATIFYING THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2013

        The Audit Committee has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm, and the Board is asking stockholders to ratify that selection. PricewaterhouseCoopers LLP audited our financial statements for the year ended September 30, 2012. We expect representatives of PricewaterhouseCoopers LLP to attend the Annual Meeting where they will have the opportunity to make a statement if they wish, and will be available to answer any relevant questions that you may have.

        The Board recommends a vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as Nutraceutical's independent registered public accounting firm for the fiscal year ending September 30, 2013.

        The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting and entitled to vote. Although current laws, rules and regulations, as well as the written charter of the Audit Committee, require our independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board considers the selection of an independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify such selection to be an important opportunity for stockholders to provide direct feedback to the Board on an important issue of corporate governance.

        If the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2013 is not ratified by stockholders, the adverse vote will be considered a directive to the Audit Committee to consider other accountants for next year. However, because of the difficulty in making any substitution of an independent registered public accounting firm so long after the beginning of the current fiscal year, the appointment for fiscal 2013 will stand unless the Audit Committee finds other good reason for making a change.

PROPOSAL III:    APPROVING THE NUTRACEUTICAL INTERNATIONAL CORPORATION 2013 LONG-TERM EQUITY INCENTIVE PLAN

        Stockholders are asked to consider and vote upon a proposal to approve the 2013 Long-Term Equity Incentive Plan, which we refer to as the "2013 Plan."

        Upon the recommendation of the Compensation Committee, the Board on November 13, 2012 unanimously approved the 2013 Plan, which will become effective upon receipt of stockholder approval of the 2013 Plan at the Annual Meeting. The Board believes that approval of the 2013 Plan is in the best interests of Nutraceutical and its stockholders.

        The Board recommends a vote "FOR" approval of the 2013 Plan.

        Approval of this proposal requires the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting and entitled to vote on the proposal.

  Background of the 2013 Plan

        At the Annual Meeting, Nutraceutical's stockholders are being asked to approve the 2013 Plan and the reservation of 800,000 shares of our common stock for issuance thereunder. The 2013 Plan will become effective upon approval of the stockholders. Nutraceutical firmly believes that an equity compensation program is a necessary and powerful employee incentive and retention tool that benefits all of Nutraceutical's stockholders.

        There have been no option grants or stock awards to named executive officers or directors or any other employees since the Compensation Committee terminated all of our existing option plans on September 30, 2005.

        No awards under the 2013 Plan have been granted or will be granted unless and until the 2013 Plan is approved by Nutraceutical's stockholders at the Annual Meeting.

        The Board believes in providing total compensation opportunities that are competitive with similar companies in the vitamin, mineral, herbal and other nutritional supplement industry with which Nutraceutical competes for talent. The 2013 Plan provides an additional tool to the Compensation Committee that may assist it and Nutraceutical to attract and retain key employees, including the services of experienced and knowledgeable non-executive directors, and provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of Nutraceutical can acquire and maintain an equity interest in Nutraceutical, or be paid incentive compensation, including but not limited to incentive compensation measured by reference to the value of Nutraceutical common stock or the results of operations of Nutraceutical, thereby strengthening their commitment to the welfare of Nutraceutical and motivating employees to make decisions in support of Nutraceutical's long-term financial interests.

        The Board believes long-term equity-based incentives will be an important component of Nutraceutical's compensation program. Since all prior equity plans were terminated in 2005, the Board and the Compensation Committee have not had an equity or option program available as a tool for attracting and retaining key employees. Prior to 2006, the Compensation Committee used a combination of base salary, special incentive payments and long-term equity grants for executive compensation. All stock option grants made under prior plans expire in 2013 or 2015, and no new grants may be made under any prior plans. After considering and discussing general compensation practices among public companies and other companies which compete for the services of talent within our industry, the Board determined that it wished to provide the Compensation Committee with an additional tool to allow it the maximum flexibility in its efforts to continue to refine and improve Nutraceutical's compensation program.

  Key Features of 2013 Plan

        As described below, the 2013 Plan generally provides for:

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  Grants of stock options or stock appreciation rights only at an exercise price at least equal to fair market value on the grant date;

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  A ten-year term;

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  A maximum of 150,000 shares may be subject to grants of options or stock appreciation rights to any single participant during any 12-month period;

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  A maximum of 75,000 shares of common stock may be awarded in respect of performance compensation awards (described below) denominated in shares to any single participant for a single year (or with respect to each single year in the event a performance period extends beyond a single year);

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  A maximum amount of $1,000,000 may be paid to any individual participant for a single fiscal year during a performance period (or with respect to each single year in the event a performance period extends beyond a single year) pursuant to a performance compensation award denominated in cash;

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  No repricing of stock options or stock appreciation rights without prior stockholder approval; and

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  No reload or "evergreen" share replenishment features.

  Summary of Material Provisions of the 2013 Plan

        The following summary of the material provisions of the 2013 Plan is qualified in its entirety by reference to the complete text of the 2013 Plan, which is attached as Appendix A to this Proxy Statement and incorporated by reference into this proposal. You are urged to read this proposal and the text of the 2013 Plan in their entirety.

        Purpose.    The 2013 Plan is intended to (1) provide eligible persons with an incentive to contribute to Nutraceutical's long-term success and to manage Nutraceutical's business in a manner that will provide for Nutraceutical's long-term growth and profitability to benefit its stockholders and other important stakeholders, including its employees and customers, (2) provide a means of obtaining, rewarding and retaining key employees, and (3) ensure that key employees act in Nutraceutical's best interests during and after their service to Nutraceutical as a condition of enjoying the benefits of such rewards.

        Eligible Participants.    Awards may be granted under the 2013 Plan to individuals who are (1) employees, officers and directors of Nutraceutical or any of its subsidiaries or affiliates, (2) consultants and advisers to Nutraceutical or any of its subsidiaries or other affiliates who provide services to any of those entities, and (3) prospective employees, officers, directors, consultants or advisors who have accepted offers of employment or consultancy from Nutraceutical or any of its subsidiaries or other affiliates.

        Effective Date.    The 2013 Plan will be effective on the date on which it is approved by Nutraceutical's stockholders.

        Term.    The 2013 Plan will terminate automatically ten years after its effective date, unless it is earlier terminated by the Board.

        Administration.    The 2013 Plan generally will be administered by the Compensation Committee, or to the extent necessary to comply with Section 162(m) of the Internal Revenue Code (the "Code") or Section 16 of the Exchange Act, a subcommittee thereof.

        The Board will retain the authority under the 2013 Plan to exercise any or all of the powers and authorities related to the administration and implementation of the 2013 Plan.

        Except where the authority to act on such matters is specifically reserved to the Board under the 2013 Plan or applicable law, the Compensation Committee will have full power and authority to interpret and construe all provisions of the 2013 Plan, any award or any award agreement, and to make all related determinations, including the power and authority to:

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  Designate grantees of awards;

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  Determine the type or types of awards to be made to a grantee;

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  Determine the number of shares of stock subject to an award;

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  Establish the terms and conditions of each award;

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  Prescribe the form of each award agreement; and

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  Subject to limitations in the 2013 Plan (including the prohibition on repricing of options and stock appreciation rights without stockholder approval), amend, modify or supplement the terms of any outstanding award.

        Amendment and Termination.    The Board will be authorized to amend, suspend or terminate the 2013 Plan as to any shares of Nutraceutical's common stock as to which awards have not been made. Any amendment to the 2013 Plan, however, will be subject to receipt of the approval of Nutraceutical's stockholders if stockholder approval of the amendment is required by any law or regulation or the listing rules of the NASDAQ Stock Market (or any other stock exchange on which the common stock is listed in future), or to the extent determined by the Board. Stockholder approval will be required for any proposed amendment to the 2013 Plan provisions, which are described below, that prohibit the repricing of outstanding stock options or stock appreciation rights or that generally require the option price of any stock option to be at least equal to the fair market value of Nutraceutical's common stock on the option grant date. Without the consent of the affected grantee of an outstanding award, no amendment, suspension or termination of the 2013 Plan may impair the rights or obligations of the grantee under that award.

        Awards.    The following types of awards may be made under the 2013 Plan, subject to the limitations set forth in the plan:

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  Stock options, which may be either incentive stock options or non-qualified stock options;

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  Stock appreciation rights, or "SARs";

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  Restricted stock;

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  Restricted stock units;

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  Performance shares or other performance-based awards; and

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  Other stock-based awards.

        An incentive stock option is an option that meets the requirements of Section 422 of the Code, and a non-qualified stock option is an option that does not meet those requirements. Restricted stock is an award of Nutraceutical's common stock on which are imposed vesting restrictions that subject the shares to a substantial risk of forfeiture, as defined in Section 83 of the Code. A restricted stock unit is an award that represents a conditional right to receive shares of Nutraceutical's common stock in the future and that may be made subject to the same types of restrictions and risk of forfeiture as restricted stock. Performance-based awards are awards of options, restricted stock, restricted stock units, SARs, or other equity-based awards made subject to the achievement of one or more pre-established performance goals over a performance period established by the Compensation Committee. An award of performance shares is a performance-based award representing a right or interest denominated or payable in stock, valued by reference to stock, or otherwise based on or related to stock that is made subject to the achievement of one or more pre-established performance goals over a performance period. A SAR is a right to receive upon exercise, in the form of Nutraceutical common stock, cash or a combination of Nutraceutical common stock and cash, the excess of the fair market value of one share of Nutraceutical common stock on the exercise date over the grant price of the SAR.

        The 2013 Plan provides that each award will be evidenced by an award agreement, which may specify terms and conditions of the award that differ from the terms and conditions that would apply under the 2013 Plan in the absence of the different terms and conditions in the award agreement.

        The Compensation Committee may permit or require the deferral of any payment pursuant to any award into a deferred compensation arrangement, which may include provisions for the payment or crediting of interest or dividend equivalent rights, in accordance with rules and procedures established by the Compensation Committee. No dividend equivalent rights may be granted in connection with, or related to, an award of options or SARs.

        Awards under the 2013 Plan will generally be granted for no consideration other than past services by the grantee of the award or, if provided for in the award agreement or in a separate agreement, the grantee's promise to perform future services to Nutraceutical.

        Clawback; Forfeiture.    Any award granted pursuant to the 2013 Plan will be subject to mandatory repayment by the grantee to Nutraceutical, to the extent the grantee is, or in the future becomes, subject to (1) any Nutraceutical "clawback" or recoupment policy including resulting from violating a non-competition, non-solicitation, non-disparagement or non-disclosure covenant or agreement, or otherwise engaging in activity that is in conflict with or adverse to the interest of Nutraceutical, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Compensation Committee in its sole discretion, or (2) any law, rule or regulation which imposes mandatory recoupment, under circumstances set forth in any such law, rule or regulation.

        In addition, the Compensation Committee may reserve the right in an award agreement to cause a forfeiture of the gain realized by a grantee with respect to an award on account of actions taken by, or failed to be taken by, such grantee to the extent specified in the award agreement. The Compensation Committee may revoke an outstanding award if the grantee thereof is an employee and is terminated for cause as defined in the applicable award agreement.

        Shares Available for Issuance.    Subject to the adjustments described below, the maximum number of shares of Nutraceutical's common stock that will be available for issuance under the 2013 Plan will be 800,000 shares.

        The foregoing number of shares available for issuance under the 2013 Plan will not be decreased by the number of shares subject to awards under the 2013 Plan granted in substitution for awards previously granted under a compensatory plan by another business entity and assumed by Nutraceutical in connection with a merger, reorganization, separation or other transaction which involves the other business entity and to which Section 424(a) of the Code applies; provided, further, that any such substitute awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code that were previously granted by an entity that is acquired by Nutraceutical through a merger or acquisition will be counted against the aggregate number of shares of common stock available for awards of incentive stock options under the 2013 Plan. Subject to applicable NASDAQ listing rules, shares available for issuance under a stockholder-approved plan of a business entity that is a party to one of the foregoing types of transactions (adjusted as necessary to reflect the transaction) may be used for awards under the 2013 Plan and will not reduce the number of shares otherwise available for issuance under the 2013 Plan.

        The number of shares subject to an award granted under the 2013 Plan will be counted against the maximum number of shares of Nutraceutical's common stock available for issuance under the plan as one share for every one share of common stock subject to such an award. The gross number of shares issued in connection with an award of SARs will be counted toward the plan's share issuance limit.

        Shares subject to an award granted under the 2013 Plan will again become available for issuance under the 2013 Plan if the award terminates by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares.

        The number of shares available for issuance under the 2013 Plan will not be increased by the number of shares:

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  Tendered or withheld or subject to an award surrendered in connection with the purchase of shares upon exercise of an option;

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  Deducted or delivered from payment of an award in connection with Nutraceutical's tax withholding obligations; or

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  Purchased by Nutraceutical with proceeds from option exercises.

        The 2013 Plan contains limitations on the number of shares available for issuance with respect to specified types of awards. During any time when Nutraceutical has a class of equity securities registered under Section 12 of the Exchange Act:

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  No more than 800,000 shares of common stock may be delivered in the aggregate pursuant to Awards granted under the 2013 Plan;

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  No more than 150,000 shares of common stock may be subject to grants of options or SARs under the 2013 Plan to any single participant during any 12-month period;

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  No more than 800,000 shares of common stock may be delivered pursuant to the exercise of incentive stock options granted under the 2013 Plan;

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  No more than 75,000 shares of common stock may be delivered in respect of performance compensation awards denominated in shares of common stock to any participant for a single performance period (or with respect to each single fiscal year in the event a performance period extends beyond a single fiscal year), or in the event such performance compensation award is paid in cash, other securities, other awards or other property, no more than the fair market value of 75,000 shares of common stock on the last day of the performance period to which such award relates; and

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  The maximum amount that can be paid to any individual participant for a single fiscal year during a performance period (or with respect to each single year in the event a performance period extends beyond a single year) pursuant to a performance compensation award denominated in cash described in the 2013 Plan shall be $1,000,000.

        The number and kinds of shares of stock for which awards may be made under the 2013 Plan, including the share limits described above, will be adjusted proportionately and accordingly by the Compensation Committee if the number of outstanding shares of Nutraceutical's common stock is increased or decreased or the shares of Nutraceutical's common stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of Nutraceutical on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Nutraceutical's common stock effected without receipt of consideration by Nutraceutical.

        Shares of stock to be issued under the 2013 Plan in settlement of awards may be authorized and unissued shares, shares held in the treasury of Nutraceutical, shares purchased on the open market or by private purchase, or a combination of the foregoing, as may be determined by the Board of Directors or the Compensation Committee.

        Fair Market Value Determination.    For so long as Nutraceutical's common stock remains listed on the NASDAQ Stock Market, the fair market value of the common stock on an award grant date will be the closing price of the common stock as reported on the NASDAQ Stock Market on such date. If there is no such reported closing price on such date, the fair market value of the common stock will be the closing price of the common stock as reported on the NASDAQ Stock Market on the last preceding date on which any sale of Nutraceutical's common stock shall have been reported on the NASDAQ Stock Market. For purposes of determining fair market value for determining taxable income and related tax withholding, Nutraceutical may use any reasonable method.

        If Nutraceutical's common stock ceases to be listed on the NASDAQ Stock Market and is listed on another established national or regional stock exchange or traded on another established securities market, fair market value will similarly be determined by reference to the closing price of the common stock on the applicable date as reported on such other stock exchange or established securities market.

        If Nutraceutical's common stock ceases to be listed on the NASDAQ Stock Market or another established national or regional stock exchange or traded on another established securities market, the Compensation Committee will determine the fair market value of the common stock by the reasonable application of a reasonable valuation method in a manner consistent with Section 409A of the Code.

        On December 5, 2012, the closing price of Nutraceutical's common stock as reported on the NASDAQ Stock Market was $16.47 per share.

  Award Types

        Stock Options.    An option granted under the 2013 Plan will be exercisable only to the extent that it is vested. Each option will become vested and exercisable at such times and under such conditions as the Compensation Committee may approve consistent with the terms of the 2013 Plan. No option may be exercisable more than ten years after the option grant date. The Compensation Committee may include in the option agreement provisions specifying the period during which an option may be exercised following termination of the grantee's service.

        The exercise price per share under each option granted under the 2013 Plan may not be less than 100%, or 110% in the case of an incentive stock option granted to a 10% stockholder (as defined in the 2013 Plan), of the fair market value of Nutraceutical's common stock on the option grant date.

        The aggregate fair market value of Nutraceutical's common stock determined on the option grant date with respect to which all incentive stock options held by a grantee are exercisable for the first time during any calendar year may not exceed $100,000, with any excess incentive stock options being treated as nonqualified stock options.

        Nutraceutical may not, without obtaining stockholder approval, (1) amend the terms of outstanding options to reduce the exercise price of such outstanding options, (2) cancel outstanding options in exchange for options with an exercise price that is less than the exercise price of the original options, or (3) cancel outstanding options with an exercise price above the current stock price in exchange for cash or other securities.

        Payment of the exercise price for shares purchased pursuant to the exercise of an option may be made in such forms as are approved by the Compensation Committee. These forms may include, in the Compensation Committee's discretion, cash, cash equivalents acceptable to Nutraceutical, and shares of Nutraceutical's common stock.

        Awards of stock options generally will be nontransferable, except that the Compensation Committee may, in its sole discretion, permit awards, other than incentive stock options, to be transferred by a participant, without consideration, subject to such rules as the Compensation Committee may adopt consistent with any applicable award agreement to preserve the purposes of the 2013 Plan, to:

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  any person who is a "family member" of the participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statements promulgated by the Securities and Exchange Commission (collectively, the "Immediate Family Members");

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  a trust solely for the benefit of the participant and his or her Immediate Family Members;

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  a partnership or limited liability company whose only partners or stockholders are the participant and his or her Immediate Family Members;

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  any other transferee as may be approved either by the Board or the Compensation Committee in its sole discretion; or

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  as provided in the applicable award agreement.

        Stock Appreciation Rights.    SARs may be granted in conjunction with all or a part of any option or other award granted under the 2013 Plan, or without regard to any option or other award. The Compensation Committee will determine at the SAR grant date or thereafter the time or times at which and the circumstances under which a SAR may be exercised in whole or in part, the time or times at which and the circumstances under which a SAR will cease to be exercisable, the method of exercise, the method of settlement, the form of consideration payable in settlement, the method by which shares will be delivered or deemed delivered to grantees, and any other terms or conditions of any SAR.

        Exercisability of SARs may be subject to future service requirements, to the achievement of one or more of the performance measures described above or to such other terms and conditions as the Compensation Committee may impose.

        Upon exercise of a SAR, the holder will be entitled to receive, in the specified form of consideration, the excess of the fair market value of one share of Nutraceutical common stock on the exercise date over the exercise price of the SAR, as determined by the Compensation Committee. The exercise price of a SAR may not be less than the fair market value of a share of Nutraceutical common stock on the grant date.

        Nutraceutical may not, without obtaining stockholder approval, (1) amend the terms of outstanding SARs to reduce the exercise price of such outstanding SARs, (2) cancel outstanding SARs in exchange for SARs with an exercise price that is less than the exercise price of the original SARs, or (3) cancel outstanding SARs with an exercise price above the current stock price in exchange for cash or other securities.

        Awards of SARs generally will be nontransferable, except for (1) transfers by will or the laws of descent and distribution and (2) transfers not for value to an Immediate Family Member, as discussed above under "Stock Options," if such transfer is authorized in the applicable award agreement or otherwise by the Compensation Committee.

        Restricted Stock and Restricted Stock Units.    Subject to the provisions of the 2013 Plan, the Compensation Committee will determine the terms and conditions of each award of restricted stock or restricted stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award and the purchase price, if any, for the common stock subject to the award. A grantee of restricted stock will have all the rights of a stockholder, including the right to vote the shares and receive dividends, except to the extent limited by the Compensation Committee. Grantees of restricted stock units will have no voting or dividend rights or other rights associated with stock ownership, although the Compensation Committee may award dividend equivalent rights on such units.

        Grantees will not vest in dividends paid on performance-based awards of restricted stock or in dividend equivalent rights paid on performance-based awards of restricted stock units, and will be required to forfeit and repay to Nutraceutical restricted stock or restricted stock units if the applicable performance goals are not achieved. In addition, the Compensation Committee may subject dividends and dividend equivalent rights with respect to restricted stock and restricted stock units to such forfeiture and repayment obligations if the underlying awards are forfeited before they vest.

        The restrictions and the restricted period may differ with respect to each grantee of an award. An award will be subject to forfeiture if events specified by the Compensation Committee occur before the lapse of the restrictions.

        Other Stock-Based Awards.    The Compensation Committee may grant other types of stock-based or stock-related awards, including the grant or offer for sale of shares of unrestricted common stock, in such amounts and subject to such terms and conditions as the Compensation Committee may determine. Any such awards may involve the transfer of shares of Nutraceutical common stock to participants, or payment in cash or otherwise of amounts based on the value of the shares of Nutraceutical common stock. Any other stock-based awards granted by the Compensation Committee may be subject to performance goals established by the Compensation Committee based on one or more of the performance measures described herein.

        Performance Compensation Awards.    The Compensation Committee may award performance shares and other performance-based awards in such amounts and upon such terms as the Compensation Committee may determine intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

        Section 162(m) generally provides that no federal income tax business expense deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its principal executive officer or any of the three other most highly compensated officers (excluding the principal financial officer), as determined in accordance with the applicable rules under the Exchange Act. However, there is no limitation on the deductibility of compensation paid to such officers, who are referred to as "covered executive officers," that represents qualified performance-based compensation as determined under the Code. To constitute qualified performance-based compensation, the compensation paid by Nutraceutical to its covered executive officers must be paid solely on account of the achievement of one or more objective performance goals established in writing by the Compensation Committee while the achievement of such goals is substantially uncertain. Performance goals may be based on one or more performance measures consisting of business criteria that apply to the covered officer, a business unit, or the company, a subsidiary or other affiliate on an individual or a consolidated basis, but need not be based on an increase or positive result under the business criteria selected. The Compensation Committee is prohibited from increasing the amount of compensation payable if a performance goal is met, but may reduce or eliminate compensation even if the performance goal is achieved.

        Each grant of a performance-based award will have an initial value or target number of shares of common stock that is established by the Compensation Committee at the time of grant. The Compensation Committee may set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and number of performance shares or other performance-based awards that will be paid out to a grantee. The performance goals generally will be based on one or more of the performance measures described below. The Compensation Committee will establish the performance periods for performance-based awards. Performance-based awards may be payable in cash or shares of Nutraceutical's common stock, or a combination thereof, as determined by the Compensation Committee.

        Performance Criteria.    The 2013 Plan authorizes the establishment of performance goals based on any one or more of the following performance measures:

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  net earnings or net income (before or after taxes);

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  basic or diluted earnings per share (before or after taxes);

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  net revenue or net revenue growth;

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  gross revenue or gross revenue growth, gross profit or gross profit growth;

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  net operating income or profit (before or after taxes);

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  return measures (including, but not limited to, return on investment, assets, capital, gross revenue or gross revenue growth, invested capital, equity, or sales);

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  cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital), which may but are not required to be measured on a per share basis;

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  earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and Adjusted EBITDA);

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  gross or net operating margins;

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  productivity ratios;

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  share price (including, but not limited to, growth measures and total stockholder return);

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  expense targets or cost reduction goals, general and administrative expense savings;

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  margins;

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  operating efficiency;

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  objective measures of customer satisfaction;

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  working capital targets;

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  measures of economic value added or other 'value creation' metrics;

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  inventory control;

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  enterprise value;

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  sales;

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  stockholder return;

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  client retention;

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  competitive market metrics;

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  employee retention;

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  timely completion of new product rollouts;

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  timely launch of new facilities;

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  objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets);

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  system-wide revenues; royalty income;

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  cost of capital, debt leverage, year-end cash position or book value;

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  strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or

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  any combination of the foregoing.

        Performance under any of the foregoing performance measures may be calculated on an aggregate or a per share basis.

        Any one or more of the performance criteria may be stated as a percentage of another performance criteria, or a percentage of a prior period's performance criteria, or used on an absolute, relative or adjusted basis to measure the performance of Nutraceutical and/or one or more subsidiaries or affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of Nutraceutical and/or one or more subsidiaries or affiliates or any combination thereof, as the Compensation Committee may deem appropriate, or any of the above performance criteria may be compared to the performance of a group of comparable companies, or a published or special index that the Compensation Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Compensation Committee will have the authority to provide for accelerated vesting of any performance-based award based on the achievement of performance goals pursuant to the performance measures.

        The 2013 Plan identifies some conditions that may warrant revision or alteration of performance goals after they are established by the Compensation Committee. Such conditions may include the following:

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  asset write-downs;

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  litigation or claim judgments or settlements;

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  the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results;

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  any reorganization and restructuring programs;

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  nonrecurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto) and/or in management's discussion and analysis of financial condition and results of operations appearing in Nutraceutical's annual report to stockholders for the applicable year;

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  acquisitions or divestitures;

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  any other specific unusual or nonrecurring events, or objectively determinable category thereof;

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  foreign exchange gains and losses;

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  discontinued operations and nonrecurring charges; and

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  a change in Nutraceutical's fiscal year.

        The Compensation Committee will have the discretion to adjust awards that are intended to qualify as performance-based compensation, either on a formula or discretionary basis, or on any combination thereof, as the Compensation Committee determines in a manner consistent with the requirements of Section 162(m) for deductibility.

  Effect of Corporate Transactions

        The 2013 Plan contains provisions, which are described below, that provide for adjustments to the terms of some types of outstanding awards upon the occurrence of specified kinds of corporate transactions. The provisions of the 2013 Plan governing such transactions will apply unless a different treatment of the applicable award is specified in the applicable award agreement at the time of grant, in another agreement with the grantee of the award, or in another writing entered into after the time of grant with the consent of the grantee.

        Change in Capital Structure and Similar Events.    The Compensation Committee will adjust the terms of outstanding awards under the 2013 Plan to preserve the proportionate interests of the holders in such awards if the number of outstanding shares of Nutraceutical's common stock is increased or decreased or the shares of Nutraceutical's common stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of Nutraceutical on account of (1) any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, corporate reorganization, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Nutraceutical's common stock effected without receipt of consideration by Nutraceutical, or (2) any merger, consolidation or combination. The adjustments will include proportionate adjustments to (a) the number and kind of shares of stock subject to outstanding awards and (b) the per share option price of outstanding options and the per share strike price of outstanding SARs. In the event of any merger, consolidation or combination, any restrictions applicable to the award subject thereto will apply as well to any replacement shares received by the holder as a result of such merger, consolidation or combination, and performance-based awards (and the related performance measures if deemed appropriate by the Compensation Committee) will be adjusted to apply to the securities that a holder of the number of shares of stock subject to such performance-based awards would have been entitled to receive immediately after the transaction.

        Effects of Change in Control.    Unless otherwise provided in an award agreement, or any applicable employment, consulting, change in control, severance or other agreement between a grantee and Nutraceutical, in the event of a change of control, if a grantee's employment or service is terminated by Nutraceutical other than for cause (and other than due to death or disability) within the 12-month period following a change in control, then (i) all then-outstanding options and SARs will become immediately exercisable as of such grantee's date of termination with respect to all of the shares subject to such option or SAR; (ii) the restricted period shall expire as of such grantee's date of termination with respect to all of the then-outstanding shares of restricted stock or restricted stock units (including without limitation a waiver of any applicable performance goals); and (iii) awards previously deferred will be settled in full as soon as practicable following such grantee's date of termination. All incomplete performance periods in effect on the date the change in control occurs will end on such date, and the Compensation Committee may (i) determine the extent to which performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) cause the grantee to receive partial or full payment of awards for each such performance period based upon the Compensation Committee's determination of the degree of attainment of performance goals, or assuming that the applicable "target" levels of performance have been attained or on such other basis determined by the Compensation Committee. In addition, the Compensation Committee may in its discretion and upon at least five days' notice to the affected persons, cancel any outstanding award and pay the holders, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such awards based upon the price per share of Nutraceutical's common stock received or to be received by other stockholders of Nutraceutical in the event. Notwithstanding the above, the Compensation Committee shall exercise such discretion over any award subject to Section 409A of the Code at the time such award is granted.

        Resales of Shares by Participants.    Shares of Nutraceutical's common stock issued pursuant to the 2013 Plan will be eligible for sale by participants in the public market without restriction under the Securities Act of 1933.

        A participant who is an affiliate of Nutraceutical may sell in the public market the shares issued to the participant only in accordance with the limitations and conditions of Rule 144, other than the holding period condition. In general, Rule 144 provides that any such person (or persons whose shares are aggregated) is entitled to sell within any three-month period the number of shares that does not exceed the greater of (1) 1% of the then-outstanding shares of common stock and (2) the reported average weekly trading volume of the then-outstanding shares of common stock during the four calendar weeks immediately preceding the date on which the notice of sale is filed with the SEC.

        Sales under Rule 144 by affiliates also are subject to provisions relating to the manner and notice of sale and the availability of current public information about Nutraceutical.

  Federal Income Tax Consequences

        The following summarizes the material federal income tax consequences of awards that may be granted under the 2013 Plan.

        Incentive Stock Options.    An option holder will not realize taxable income upon the grant of an incentive stock option under the 2013 Plan. In addition, an option holder generally will not realize taxable income upon the exercise of an incentive stock option. An option holder's alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an option holder's death or disability, if an option is exercised more than three months after the option holder's termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to non-qualified stock options, as summarized below.

        If an option holder sells the option shares acquired upon exercise of an incentive stock option, the tax consequences of the disposition will depend upon whether the disposition is "qualifying" or "disqualifying." The disposition of the option shares will be a qualifying deposition if it is made at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date of disposition over the exercise price will be taxable income to the option holder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be compensation income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised.

        Unless an option holder engages in a disqualifying disposition, Nutraceutical will not be entitled to a deduction with respect to an incentive stock option. If an option holder engages in a disqualifying disposition, Nutraceutical will be entitled to a deduction equal to the amount of compensation income taxable to the option holder.

        If an option holder pays the exercise price of an incentive stock option by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment will not apply if the option holder acquired the shares being tendered pursuant to the exercise of an incentive stock option and has not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares.

        Non-Qualified Stock Options.    An option holder will not realize taxable income upon the grant of a non-qualified stock option. When an option holder exercises the option, however, the difference between the exercise price of the option and the fair market value of the shares subject to the option on the date of exercise will constitute compensation income taxable to the option holder. Nutraceutical will generally be entitled to a deduction equal to the amount of compensation income taxable to the option holder if Nutraceutical complies with applicable reporting requirements.

        If an option holder tenders shares in payment of part or all of the exercise price of a non-qualified stock option, no gain or loss will be recognized with respect to the shares tendered, even if the shares were acquired pursuant to the exercise of an incentive stock option. In such an event, the option holder will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares tendered will be treated as the substituted tax basis for an equivalent number of shares received, and the shares received will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as compensation income, just as if the option holder had paid the exercise price in cash.

        Stock Appreciation Rights.    The grant of SARs will not result in taxable income to the participant or a deduction to Nutraceutical. Upon exercise of a SAR, the holder will recognize compensation income in an amount equal to the cash or the fair market value of the common stock received by the holder. Nutraceutical will generally be entitled to a deduction equal to the amount of any compensation income taxable to the grantee, subject to Section 162(m) of the Code and, as to SARs that are settled in shares of common stock, if Nutraceutical complies with applicable reporting requirements.

        Restricted Stock.    A grantee of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award if the common stock is subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). The grantee, however, may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the shares on the date on which the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year in which the restrictions lapse. Nutraceutical will generally be entitled to a deduction for compensation paid equal to the amount treated as compensation income to the grantee in the year in which the grantee is taxed on the income if Nutraceutical complies with applicable reporting requirements, subject to any limitations under Section 162(m) of the Code.

        Restricted Stock Units, Other Stock-Based Awards and Performance-Based Awards.    A distribution of common stock or a payment of cash in satisfaction of restricted stock units or a performance-based award will be taxable as compensation income when the distribution or payment is actually or constructively received by the recipient. The amount taxable as compensation income is the aggregate fair market value of the common stock determined as of the date it is received or, in the case of a cash award, the amount of the cash payment. Nutraceutical will be entitled to deduct the amount of such payments when such payments are taxable as compensation to the recipient if Nutraceutical complies with applicable reporting requirements, subject to any limitations under Section 162(m) of the Code.

        Unrestricted Stock.    A holder of shares of unrestricted stock will be required to recognize compensation income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. Nutraceutical will be entitled to deduct the amount of any compensation income taxable to the grantee if it complies with applicable reporting requirements, subject to any limitations under Section 162(m) of the Code.

        Tax Withholding.    Payment of the taxes imposed on awards made under the 2013 Plan may be made by withholding from payments otherwise due and owing to the holder.

        New Plan Benefits.    Grants of awards under the 2013 Plan will be made in the discretion of the Compensation Committee. Accordingly, it is not possible as of the date of this proxy statement to determine the nature or amount of any awards under the 2013 Plan that may be subject to future grants to employees, officers and directors of Nutraceutical, or to other persons who will be eligible to participate in the 2013 Plan.

PROPOSAL IV:    ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

        In accordance with Section 14A of the Exchange Act and the SEC's rules thereunder, the Board is asking stockholders to approve, on an advisory basis, the compensation of Nutraceutical's named executive officers as disclosed in this Proxy Statement. Accordingly, we ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

  RESOLVED, that the compensation paid to Nutraceutical's named executive officers, as disclosed in Nutraceutical's Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission as set forth in Item 402 of Regulation S-K (including the Compensation Discussion and Analysis, the compensation tables and narrative discussion) is hereby APPROVED.

        The Board recommends that stockholders vote "FOR" approval of Nutraceutical's compensation of its named executive officers as disclosed in this Proxy Statement.

        Approval of this proposal requires the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting and entitled to vote.

        As described below under "Compensation of Executives" in the "Compensation Discussion and Analysis" section of this proxy statement, the Compensation Committee has structured Nutraceutical's executive compensation program to emphasize long-term, performance-dependent pay to motivate and reward long-term value creation for Nutraceutical's stockholders. Nutraceutical's executive compensation program has a number of features designed to ensure adherence to Nutraceutical's pay-for-performance philosophy.

        The Board urges stockholders to read the "Compensation Discussion and Analysis" section below, which describes in detail how Nutraceutical's executive compensation practices operate and are designed to achieve Nutraceutical's core executive compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative discussion appearing under "Compensation of Executives" below, which provide detailed information about the compensation of our named executive officers. The Compensation Committee and the Board believe that the compensation practices described in the "Compensation Discussion and Analysis" section are effective in achieving Nutraceutical's core executive compensation objectives and that the compensation of our named executive officers as disclosed in this proxy statement reflects and supports the appropriateness of Nutraceutical's executive compensation philosophy and practices.

        A vote on this resolution, commonly referred to as a "say-on-pay" resolution, is not binding on the Board or Nutraceutical. Although the vote is non-binding, the Compensation Committee will review and consider the voting results when evaluating the compensation program for Nutraceutical's named executive officers.

THE BOARD OF DIRECTORS

        The Board oversees our business and other affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in our day-to-day operations. Board members keep themselves informed through discussions and interaction with our chairman, executive officers and other employees, as well as the Board's and our principal outside advisors (such as legal counsel, independent registered public accounting firm and other consultants). Board members regularly review, analyze and discuss financial, legal, regulatory and similar information about us and our business. Board members also stay informed through participation in Board meetings, committee meetings and executive sessions that include only independent members of the Board and such advisors or consultants as independent Board members deem appropriate.

        The Board believes that individuals who serve on the Board should have notable or significant achievements in business or education; should possess the requisite intelligence, education, and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of our stockholders. In addition, we seek directors who have demonstrated leadership experience, financial experience and industry experience. The Board has not established any formal diversity policy; however, the Nominating Committee recognizes the value that arises from the diversity of perspective, background and experience of Board members and nominees.

        As of September 30, 2012, six individuals were serving on the Board. Board members are divided into three classes, and the term of service for each class expires in a different year, with each director serving a term of three years, or until his or her earlier death, resignation or removal.

        The Board held four meetings during fiscal 2012 and did not act by unanimous written consent during this period. The independent directors meet in executive sessions, without any member of management being present, prior to, during or immediately following regularly scheduled meetings of the Board and at such other times as they deem appropriate. All Board members participated in 100 percent of the aggregate of (i) the total number of Board meetings held during their periods of service within the fiscal year and (ii) the total number of meetings held by Board committees on which they served during their periods of service within the fiscal year.

        Our policy is to invite each director to attend the Annual Meeting. All of our directors attended last year's Annual Meeting.

CLASS I DIRECTORS—TERM EXPIRING AT THE 2014 ANNUAL MEETING

        Jeffrey A. Hinrichs, age 55, has served as a director, executive vice president and chief operating officer since 1994. Before he joined us, Mr. Hinrichs served as president of Solaray from 1993 to 1994. Prior to his tenure as president, Mr. Hinrichs served as chief financial officer as well as in other management positions with Solaray from 1984 to 1993. Mr. Hinrichs received a bachelor of science degree from Weber State University.

        Mr. Hinrichs served as both a board member and a member of the executive committee of the board for the Council of Responsible Nutrition, an industry trade association, for approximately seven years. He is also a past president of the American Herbal Products Association.

        With years of demonstrated ability in his position with us and with Solaray before that, Mr. Hinrichs brings to our Board extensive knowledge of the industry and of our history, operations, business objectives and management philosophy.

        J. Kimo Esplin, age 50, has served as a director since 2004 and is executive vice president and chief financial officer of the Huntsman Corporation. Mr. Esplin has served in this position since 1997.

Previously, Mr. Esplin served as the treasurer of the Huntsman Companies. Prior to joining Huntsman in 1994, Mr. Esplin was vice president in the Investment Banking Division of Bankers Trust Company, where he worked for seven years. Mr. Esplin received a master's degree in business management from Northwestern University and a bachelor of science degree in accounting from Brigham Young University ("BYU").

        Mr. Esplin's background as an executive in both finance and banking brings extensive leadership and finance experience to our Board. In addition, his experience as a chief financial officer at a large publicly-traded company enables him to provide a valuable perspective on audit, financial and reporting issues.

CLASS II DIRECTORS—TERM EXPIRING AT THE 2015 ANNUAL MEETING

        Michael D. Burke, age 68, has served as a director since 2000 and is president of MDB Capital Ventures, a venture capital firm. Mr. Burke is chair of the San Antonio Clean Technology Forum—a major sustainability initiative he founded in early 2008. He was formerly director, president and chief executive officer of EOTT Energy Corp., the largest independent marketer and transporter of crude oil in North America. Prior to joining EOTT Energy Corp., Mr. Burke served as director, president and chief executive officer of Tesoro Petroleum Corporation from 1992 to 1995. From 1980 to 1992, Mr. Burke held a number of senior executive positions with Texas Eastern Corp., including group vice president-products and president/chief executive officer of TEPPCO Partners, L.P. Mr. Burke currently serves on the board of Reasoning Mind, Inc., and as Chair of Tejas Verde Group, LLC. He received a master's degree in business administration from the University of Texas and a bachelor of science degree in chemical engineering from Texas A&M University.

        Mr. Burke's background includes extensive experience as an investor, director and senior executive (including chief executive officer) of several companies as well as leadership roles in important community initiatives. This background gives him the knowledge and experience to provide strategic input and leadership in various aspects of our business as a member of our Board.

        James D. Stice, Ph.D., age 53, has served as a director since 2000 and is the Distinguished Teaching Professor of Accounting in the School of Accountancy at BYU. Professor Stice has been at BYU since 1988. He has co-authored three accounting textbooks and published numerous professional and academic articles. Currently, Professor Stice is an associate dean at BYU's Marriott School of Management. In addition, Professor Stice has been involved in executive education for Ernst & Young, Bank of America Corporation, International Business Machines Corporation, RSM McGladrey, and AngloGold Limited and has taught at INSEAD (in France) and CEIBS (in China). Professor Stice received a Ph.D. from the University of Washington as well as master's and bachelor's degrees from BYU, all in accounting.

        As a leading scholar in the area of financial accounting, Professor Stice has extensive knowledge of this field and brings important leadership and finance knowledge and experience to our Board and to our audit committee. His academic experience in writing about and teaching these issues, as well as his involvement in executive education, enables him to provide a valuable perspective on financial accounting and audit issues.

NOMINATED FOR RE-ELECTION

CLASS III DIRECTORS—TERM EXPIRING AT THE 2016 ANNUAL MEETING

        Frank W. Gay II, age 67, has served as the chairman of the Board since its inception and as Chief Executive Officer since 1994. Mr. Gay received a master's degree in business administration from Harvard Business School and a bachelor of science degree in accounting from BYU.

        Mr. Gay has an extensive background as an entrepreneur and leader, having been involved with many businesses in various industries in the course of his career. Mr. Gay, following a short retirement in late 1992, identified and solicited Bain Capital ("Bain") in 1993 to finance and form our Company and became Chairman of our Company in 1993 and Chief Executive Officer in 1994. Over the past 19 years with us, he has demonstrated his leadership and abilities to our Board and our stockholders. Mr. Gay brings extensive knowledge of finance, acquisitions, operations and strategy to our Company and Board.

        Gregory M. Benson, age 58, has served as a director since 2004 and is currently a managing director of Huntsman Gay Capital Partners.1 Mr. Benson was formerly a senior member of the London-based Bain team starting up Bain's European private equity business. Mr. Benson joined Bain in 1996 and has worked with a number of Bain's portfolio companies in various capacities. Prior to joining Bain, he served for four years as the chief financial officer of a Bain-led buyout, American Pad and Paper Company, and headed the company's acquisition program prior to its public offering. Mr. Benson began his business career with General Electric where he served for 16 years in senior management positions with a wide variety of responsibilities, including those involving business startups and finance. Mr. Benson concluded his service with General Electric as Head of Merchant Banking for GE Financial Services. Mr. Benson received a bachelor of science degree in business administration from the University of Minnesota.

        Mr. Benson has extensive knowledge of and connections in the world of finance and acquisitions as well as all aspects of venture capital and private equity. He also has significant operational and international experience. This combined background brings a unique leadership and finance perspective to our Board.

COMMITTEES OF THE BOARD

        The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. The committees assist the Board in discharging its oversight responsibilities.

        Audit Committee.    The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing, and reporting practices, as well as undertaking other duties as directed by the Board. The Audit Committee also selects, engages, compensates and oversees our independent registered public accounting firm and pre-approves all services to be performed by the firm. The Audit Committee's primary duties include reviewing the scope and adequacy of our internal accounting and financial controls; reviewing the independence of the independent registered public accounting firm; approving the scope of their annual audit activities; approving the audit fee; approving any non-audit related services; reviewing the audit results; reviewing the objectivity, effectiveness and resources of our internal audit function; appraising our financial reporting activities and the accounting standards and principles followed; and reviewing and approving our ethics and compliance policies.

        PricewaterhouseCoopers LLP currently serves as our independent registered public accounting firm. The Board has adopted a written charter for the Audit Committee. The Audit Committee is currently comprised of Messrs. Burke, Esplin and Stice, with Mr. Burke acting as chairman of our Audit Committee. The Board has determined that Messrs. Burke, Esplin and Stice each satisfy the

1
Mr. Frank W. Gay II's brother, Robert C. Gay, is also Managing Director and CEO of Huntsman Gay Capital Partners, which commenced business in 2008. Mr. Frank W. Gay II is not affiliated with Huntsman Gay Capital Partners. The Board reviewed Mr. Benson's involvement with Huntsman Gay Capital Partners and Mr. Frank W. Gay II's familial relationship and determined that they do not affect Mr. Benson's independence with respect to our Board.

independence standards applicable to audit committee members established under applicable law and NASDAQ Stock Market rules. The Board will continue to monitor the director independence established under applicable law and the NASDAQ Stock Market rules. The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters and meets the "financial literacy" requirement under the NASDAQ Stock Market rules to serve on the Audit Committee. The Board has designated Mr. Stice as the Audit Committee Financial Expert, within the meaning of the current rules of the SEC. The Audit Committee met seven times during fiscal 2012. The Audit Committee's written charter is posted on our web site at www.nutraceutical.com under the link "Investor Relations."

        Compensation Committee.    The Compensation Committee includes two Board Members who make decisions regarding salaries, incentive compensation, stock option grants and other matters involving our executive officers and certain key employees, including benefit plans applicable to these individuals, to ensure that the compensation arrangements meet corporate objectives. The Compensation Committee is currently comprised of Messrs. Benson and Stice. The Board has determined that Messrs. Benson and Stice each satisfy the standards of independence established under applicable law and NASDAQ Stock Market rules. The Compensation Committee met one time during fiscal 2012; however, the Compensation Committee meets and discusses compensation issues informally at other times as well. The Compensation Committee does not have a written charter.

        Nominating Committee.    The Nominating Committee is responsible for overseeing the nominations of new members of the Board and re-election of current Board members. The Nominating Committee selects, evaluates and recommends to the full Board qualified candidates for election, appointment or re-election to the Board. The Nominating Committee is comprised of all of the independent members of the Board, which include Messrs. Benson, Burke, Esplin and Stice. The Board has determined that Messrs. Benson, Burke, Esplin and Stice each satisfy the standards of independence established under applicable law and NASDAQ Stock Market rules. The Nominating Committee does not have a written charter; however, the policies and processes for identifying, evaluating and selecting director candidates, including candidates recommended by stockholders, are described in "Director Nomination Process" below. The Nominating Committee met one time during fiscal 2012.

DIRECTOR NOMINATION PROCESS

        The Board has adopted a resolution that requires that vacancies on the Board and recommendations of candidates for election as directors occur by ensuring that the selection or recommendation for nomination is either: (a) approved by a majority of the independent directors on the Board, or (b) undertaken by a Nominating Committee comprised solely of independent directors (unless the Nominating Committee is comprised of at least three members, in which case one member need not be independent as long as the appointment and process followed complies with NASDAQ Marketplace Rule 4350(c)(4)(C)). The nomination of Messrs. Gay and Benson for re-election to the Board was approved by the Nominating Committee, comprised of all of the independent directors, with Mr. Benson abstaining.

        In considering whether to nominate directors who are eligible to stand for re-election, the Nominating Committee gives due consideration to all relevant factors, including historical attendance at and participation in Board and committee meetings, compliance with the Board's and our policies, possession of necessary or desirable qualities and capabilities, input from other directors concerning the performance and independence of each director nominee, as well as personal considerations such as available time to continue to serve. The Nominating Committee believes that Messrs. Gay and Benson meet these requirements.

        To be recommended for election to the Board, a nominee must meet such expectations and qualifications for directors as are established from time to time by the Board; be in compliance with and agree to comply with all policies of the Board and Nutraceutical applicable to service as a director; not have conflicts or commitments that would impair the nominee's ability to attend scheduled Board or committee meetings or annual stockholders meetings; and not hold positions that would result in a violation of legal requirements, such as anti-trust prohibitions on interlocking relationships among competitors.

        We seek individuals to serve on the Board on the basis of integrity, experience, achievements, judgment, intelligence, personal character, ability to make independent analytical inquiries, willingness to devote adequate time to Board duties, and likelihood that he/she will be available to serve on the Board for a reasonable period. Due consideration is given to the Board's overall balance of perspectives, and diversity of backgrounds and experiences, as well as the ability of a nominee to meet independence standards of NASDAQ. Furthermore, at least one director on the Board should meet the qualifications required of an Audit Committee Financial Expert and at least three directors must meet the requirements for Audit Committee membership, as required by NASDAQ and the SEC.

        Candidates for nomination recommended by our stockholders will be considered in the same manner as other candidates, but any such recommendation must comply with our By-laws, including specifically the requirements of Article III, Section 5 of the By-laws. If a stockholder recommendation meets the foregoing requirements and the independent members of the Board decide that a stockholder-recommended candidate is suitable for Board membership, then the Board will include the candidate in the pool of candidates to be considered for nomination upon the occurrence of the next Board vacancy or in connection with the next Annual Meeting of stockholders.

        We do not have any current contractual arrangement with any third-party to pay any fees in connection with identifying or evaluating any candidates for nomination for election as directors, but may retain such third-parties from time to time.

BOARD LEADERSHIP STRUCTURE

        The Company's By-laws provide that the Chairman of the Board shall preside over meetings of the Board. The Chief Executive Officer has management responsibility for the business and affairs of the Company. Both the Chairman and Chief Executive Officer positions are currently held by Mr. Gay. The Board has determined that combining the Chairman and Chief Executive Officer roles along with independent directors as chairs and members of each committee is in the best interests of the Company and its stockholders. The Board believes that combining the Chairman and Chief Executive Officer positions is currently the most effective leadership structure for the Company given Mr. Gay's extensive background in numerous aspects of business and finance, his in-depth knowledge of the Company's business and industry and his ability to formulate and implement strategic initiatives. As Chief Executive Officer, Mr. Gay is intimately involved in the day-to-day operations of the Company and is thus in a position to elevate the most critical business issues for consideration by the independent directors of the Board. The Board believes that the combination of the Chairman and Chief Executive Officer roles as part of a governance structure that includes exercise of key Board oversight responsibilities by independent directors provides an effective balance for the management of the Company in the best interests of the stockholders.

        The Board has appointed Mr. Burke to serve as our lead independent director and to preside over meetings of the independent directors. The lead independent director may hire outside advisors and consultants reporting directly to the Board or to the independent directors and may call meetings of the independent directors at any time. The lead independent director also coordinates the activities of the independent directors, chairs executive sessions of the independent directors, and performs the other duties assigned from time to time by the Board.

BOARD RISK OVERSIGHT

        The Board oversees and maintains the Company's governance and compliance processes and procedures to promote the conduct of the Company's business in accordance with applicable laws and regulations and with the highest standards of responsibility, ethics and integrity. As part of its oversight responsibility, the Board is responsible for the oversight of risks facing the Company and seeks to provide guidance with respect to the management and mitigation of those risks. Management discusses and reviews strategic and operational risks with the Board at quarterly Board meetings and at other times throughout the fiscal year. Directors have complete and open access to all of the Company's employees and are free to, and do, communicate directly with management.

        The Board also delegates specific areas of risk to the Audit Committee. The Audit Committee is responsible for the oversight of risk policies and processes relating to the Company's financial statements and financial reporting processes. The Audit Committee reviews and discusses with management and the independent registered public accounting firm significant risks and exposures to the Company and the steps management has taken or plans to take to minimize or manage such risks. The Audit Committee meets in executive session with the independent registered public accounting firm at each regular meeting of the Audit Committee.

        While the Board is responsible for risk oversight, management is responsible for risk management. The Company seeks to maintain an effective internal controls environment and has processes to identify and manage risk.

INDEPENDENCE OF BOARD MEMBERS

        The Board of Directors reviews the independence of its members on a periodic basis based on criteria for independence established by the NASDAQ Stock Market and other applicable laws and regulations. In its periodic review of director independence, the Board considers relevant business relationships any director may have with us. Currently there are no such business relationships or arrangements, except that Messrs. Gay and Hinrichs are both executive officers of our Company. As a result of its periodic review, the Board has determined that all of the directors are independent, with the exception of Messrs. Gay and Hinrichs. The Board will continue to monitor the standards for director independence established under applicable laws or regulations as well as NASDAQ listing requirements to ensure that its criteria continues to be consistent with those standards.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Compensation Committee. No interlocking relationship exists between our Board of Directors or the Compensation Committee and any other company.

COMMUNICATING WITH DIRECTORS

        Our stockholders may send correspondence to the Board as a whole, the independent directors as a group, to any Board committee, to the chairman of the Audit Committee or to any individual director. Any stockholder who wishes to send such correspondence should mail it to: Nutraceutical International Corporation, 1400 Kearns Boulevard, 2nd Floor, Park City, Utah 84060, c/o Legal Department, indicating in writing whether it is correspondence to particular member(s) of the Board or the Board in its entirety. All mail received will be opened and screened for security purposes. The mail will then be forwarded to the particular Director(s) in question or to the Board in its entirety, as requested in the stockholder's correspondence in question. Trivial items will be delivered to the director(s) at the next scheduled Board meeting. Obscene or offensive items will not be forwarded.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Related Party Transactions.    Under the NASDAQ Stock Market rules, we are required to conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis. Our management monitors related party transactions for potential conflicts of interest situations. Related party transactions, if they come up, are typically reviewed and approved by the Board or the Audit Committee or another independent body of the Board. Both the son and son-in-law of Frank W. Gay II, our Chief Executive Officer and Chairman, are employed at the Company and each received total cash compensation for fiscal 2012 in excess of $120,000.

        Director Relationship with Wholly-owned Subsidiary.    We previously established and provided funding for a wholly-owned captive insurance subsidiary, American Nutritional Casualty Insurance, Inc., in Hawaii. This entity previously provided coverage for certain of our product liability risks. Mr. Benson serves on the board of directors of this subsidiary, which became inactive during fiscal 2010, and he was not paid an additional amount for his service in connection therewith during fiscal 2011 and 2012.

        Indemnification of Directors and Officers.    We have agreed to provide indemnification for our Board members and executive officers beyond the indemnification provided for in our certificate of incorporation and By-laws (see "Indemnification Agreements" under "Director Compensation" below).

COMPLIANCE WITH SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and greater-than-ten-percent stockholders to file reports with the SEC regarding changes in beneficial ownership of our common stock and to provide us with copies of the reports. Based solely on our review of these reports, we believe that all of these reporting persons complied with applicable filing requirements for fiscal 2012.

PRINCIPAL STOCKHOLDERS

        The table below sets forth certain information regarding the beneficial ownership of our common stock as of December 5, 2012 by (i) each person or entity known to us who beneficially owns more than five percent of the outstanding common stock, (ii) named executive officers and directors, and (iii) all our executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC. Unless otherwise stated, each of the persons named in the table has sole or shared voting and investment power with respect to the securities beneficially owned.

	SHARES OF COMMON STOCK(a)
NAME	NUMBER OF SHARES	SHARES WHICH MAY BE ACQUIRED WITHIN 60 DAYS(b)	TOTAL BENEFICIAL OWNERSHIP	PERCENT OF CLASS
Five Percent Stockholders:
FMR LLC(c)	1,143,504	—	1,143,504	11.7%
Burgundy Asset Management Ltd.(d)	1,056,325	—	1,056,325	10.8
Royce & Associates, LLC(e)	915,796	—	915,796	9.4
BlackRock, Inc.(f)	585,282	—	585,282	6.0
Officers and Directors:
Frank W. Gay II	743,399	60,000	803,399	8.2
Jeffrey A. Hinrichs	225,816	20,000	245,816	2.5
Stanley E. Soper	16,024	55,000	71,024	*
Gregory M. Benson	23,203	10,000	33,203	*
Cory J. McQueen	16,768	14,500	31,268	*
Christopher B. Neuberger	6,020	15,000	21,020	*
Michael D. Burke	15,000	—	15,000	*
J. Kimo Esplin	4,897	10,000	14,897	*
James D. Stice	9,800	—	9,800	*
All executive officers and directors as a group (thirteen persons)	1,158,501	203,500	1,362,001	13.7%

*
Percent of class represents less than 1% of the total.

(a)
Calculation of percentage of beneficial ownership assumes the exercise of all options that were exercisable within 60 days following December 5, 2012 only by the respective named stockholder.

(b)
Includes shares of Common Stock that may be purchased within 60 days of the date of the table upon the exercise of stock options by the executive officer or director or by persons within the group listed above (thirteen persons).

(c)
Based upon a Schedule 13G/A filed with the SEC on February 14, 2012. The business address of FMR LLC, Fidelity Management & Research Company, Fidelity Low Priced Stock Fund and Edward C. Johnson 3d is 82 Devonshire Street, Boston, Massachusetts 02109.

(d)
Based upon a Schedule 13G/A filed with the SEC on February 15, 2012. The business address of Burgundy Asset Management Ltd. is 181 Bay Street, Suite 4510, Toronto, Ontario, Canada M5J 2T3.

(e)
Based upon a Schedule 13G/A filed with the SEC on January 19, 2012. The business address of Royce & Associates, LLC is 745 Fifth Avenue, New York, New York 10151.

(f)
Based upon a Schedule 13G/A filed with the SEC on February 13, 2012. The business address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.

 COMPENSATION OF EXECUTIVES

Compensation Discussion and Analysis

        This compensation discussion and analysis provides information regarding the compensation paid to the executive officers named in the Summary Compensation Table below (the "named executive officers"). It includes information regarding the objectives of our compensation program, each element of compensation that we provide, why we choose these elements, how we determine the amount of each component to pay, and our compensation decisions for fiscal 2012. This compensation discussion and analysis should be read in conjunction with the tables and related discussion that follow.

  Introduction

        We believe we are one of the only public companies that manufactures, markets and distributes dietary supplements and related products primarily to health and natural food stores. Most of our competitors are privately owned and are not subject to disclosure requirements and other requirements related to their compensation practices, giving them more flexibility in their executive compensation program. We have internally grown and trained a unique and experienced senior management team to execute our business strategy, and we believe it would be difficult and time-consuming to replace our team. Our compensation philosophy is designed to attract and retain qualified executives who will add to our long-term success and contribute to the achievement of operational and strategic objectives. We seek to foster an environment that aligns the interests of our executive officers with the creation of long-term stockholder value. To this end, the amount and type of executive compensation paid is strongly linked to overall corporate success, including the delivery of long-term returns to our stockholders, the achievement of strategic business objectives, and other factors that are consistent with our culture and values. We also seek to find ways to incentivize executives to stay with our Company.

        In making decisions about compensation, the Compensation Committee considers the foregoing factors as well as our financial condition and our operational performance during the prior year. Our executive compensation in fiscal 2012 consists of two principal components: (i) base salary and (ii) annual incentive payments.

  Executive Compensation Objectives

        We believe our executive officers are important to our ability to create long-term stockholder value. The Compensation Committee also believes that the cost of attracting talented executives to a company of our size can prove difficult when larger companies often have greater financial resources. The Compensation Committee and the Board believe that it is in the best interests of our Company, our stockholders and our other important non-stockholder constituencies to employ and train highly-talented business leaders who are able to build, maintain and improve on our Company's performance. In order to achieve this fundamental objective, we believe that it is most appropriate to focus primarily on each executive's total compensation opportunity, reviewed annually, and that a significant portion of each executive officer's total compensation opportunity should be an incentive payment. We believe that our compensation program is designed to reward our executives in a way that not only incentivizes them to achieve short-term or annual performance goals, but also provides motivation and rewards our executives for long-term value creation for our Company and its stockholders.

  Role of our Compensation Committee

        The Compensation Committee is responsible for overseeing our compensation policies, plans and programs, and reviewing and determining the salary, incentive payments and other related benefits paid to our directors and executive officers.

        The Compensation Committee develops our compensation policies, plans and programs and considers a number of factors and inputs in developing these. Among other things, the Compensation Committee considers the input of management (and in particular the recommendation of our Chief Executive Officer) as well other members of our Board of Directors, considers information and recommendations from outside advisors, and utilizes publicly available data and information, which may include information disclosed by other public companies that are comparable to our Company in certain respects. Using these primary material inputs, the Compensation Committee develops independent views as to what appropriate compensation packages should look like for our executive officers.

        Our Compensation Committee uses its review of comparable companies or other public data only to gain a general understanding of current compensation practices. Our Compensation Committee does not use this data for benchmarking or providing a framework for compensation levels. The Compensation Committee does not use benchmarking as a material component of, or the exclusive tool utilized in, setting our compensation packages due to the aspects of our business, sales philosophy and mission that may be unique to our Company. The Compensation Committee has the authority to independently retain outside advisors and in fiscal 2006, received and considered input from Denver Management Advisors, but since that time, the Compensation Committee has not engaged any compensation consultants.

        Based on the data described above, the Compensation Committee has implemented compensation payments designed to reward and align the interests of our executives with the creation of long-term corporate growth and financial strength which we believe translates into long-term stockholder value.

        In arriving at its decision on fiscal 2012 executive compensation, the Compensation Committee carefully considered the affirmative stockholder "say on pay" advisory vote at the 2012 annual meeting of stockholders on executive compensation, at which over 77 percent of votes were cast "For" the compensation of the named executive officers as described in the 2011 Proxy Statement. Based on this consideration, the Compensation Committee determined to continue to apply the same principles in determining the amounts and types of executive compensation, although as part of its overall focus on encouraging long-term financial and operating performance, the Compensation Committee and the Board have adopted and proposed for stockholder approval the 2013 Plan, described above. Among other things, the Compensation Committee reaffirmed some of the Company's key historical practices, including intentionally avoiding using formulaic approaches to compensation and focusing primarily on "Adjusted EBITDA" (which is earnings before interest, taxes, depreciation, amortization and goodwill and intangible asset impairments) as a measure of performance, and reviewing revenue growth over longer periods, typically on a five to ten year perspective. Nutraceutical's Compensation Committee believes that applying a short-term, formula-based approach to the Company's compensation program would undermine the uniquely long-term requirements of our proven business strategy. For example, a formula-based approach that relies heavily on one- or three-year total stockholder returns could encourage inappropriate risk taking and have a lasting and negative impact on the Company's business by encouraging a focus on more immediate results at the expense of our long-term underlying business model. In contrast, the compensation program described herein is designed to ensure that executives maintain a focus on the long-term performance of the business.

        The specific compensation amounts for each of the Company's named executive officers for 2012 reflect further improvement in the Company's financial performance. A more detailed analysis of the Company's 2012 financial results is contained in the Management Discussion and Analysis section contained in the annual report to stockholders and our Form 10-K filed with the Securities and Exchange Commission.

  Elements of Executive Compensation Program

        Our executive compensation program for fiscal 2012 consists of the following key components:

  •
  Base salary; and

  •
  Incentive payments.

        The Compensation Committee believes that these two cash payments are effective in motivating and retaining talented executive officers in an industry where limited professional management expertise is available. Creating an environment and culture that fosters long term financial success and overall corporate excellence for our executive group is a primary goal of our compensation program. The Compensation Committee has a target range of 30% to 200% of an individual's base salary for annual incentive payments, which generally occur after audited fiscal year-end results are received. Incentive payments are completely discretionary and are based on the Compensation Committee's subjective review of an individual's current position and responsibilities as well as an objective component related to overall company performance. Although there are no formal stock ownership guidelines, and individual circumstances vary, our executive officers are encouraged to purchase and hold Company stock, generally with the goal of eventually acquiring stock with a total value equal to approximately one to one and one half times their base salary and to hold this stock as a long-term investment (i.e., for up to ten years).

  Base Salary

        Base salary represents the only fixed component of our executive compensation program. We use base salary to partially compensate executives for services rendered during the fiscal year. Base salaries are generally set based on the Company's historical pay range for the position and to be competitive in attracting and retaining executive talent.

        The Compensation Committee reviews base salaries annually as part of our performance review and appraisal process. Base salary increases, if any, are based primarily on each executive's job performance for the prior year, as well as a review of competitive market data, the executive's compensation relative to other executive officers in our Company, and the importance of the executive's continued service with our Company. The Compensation Committee may also review an executive's base salary from time to time upon a promotion or other change in job responsibility.

  Incentive Payments

        Our discretionary incentive payments are designed to promote the interests of our Company and its stockholders by providing executive officers with substantial opportunity to receive annual cash incentive payments based upon the achievement of corporate objectives and to assist us in attracting and retaining executive talent. Incentive payments are generally established to cover or approximate a range of compensation types typically paid by other companies, including cash bonus incentives, stock incentives (such as options and restricted stock awards) and other incentives and to provide opportunities for executives and directors to purchase stock in the Company to be held over a longer period of time.

        Corporate objectives we seek to encourage with our incentive payments include encouraging maintenance and improvement of long-term net sales growth, profitability (with a primary focus on Adjusted EBITDA), Company performance, the completion of acquisitions or other milestones, cost saving measures and other important projects that are considered to be critical to the achievement of our long-term strategic goals. We do not typically use or set hard or fixed targets but instead permit our Compensation Committee and our Board of Directors to exercise their discretion. The Compensation Committee does not use a pre-determined formula that results in a specific amount or type of compensation for any individual executive based on the Company's performance. The

Compensation Committee's determination regarding the amount of the incentive payments is subjective and enables the Compensation Committee to take into account all factors (both quantitative and qualitative) it deems appropriate. The Compensation Committee does not establish or communicate specific corporate or individual performance objectives or targets in advance. The Compensation Committee and our executives believe that strong Adjusted EBITDA and long-term growth in net sales should translate into larger incentive payments and weaker results should provide smaller incentive payments.

        The Compensation Committee considers the Company's results after the close of the fiscal year, in light of the events and factors that proved significant during that fiscal year and the Company's historical net sales trend and considers the input and guidance provided by the Chief Executive Officer. This method gives the Compensation Committee important flexibility and latitude and permits the Compensation Committee to make determinations based on various factors in the context of the Company's actual overall performance. The Compensation Committee does not assign a particular weight to any factor, but considers our overall financial performance and long-term trends, together with other general factors, to compensate our executives appropriately for their contributions to our long-term strategic goals. We believe that this flexibility is vital because, historically, we have grown primarily by acquisition, so we do not believe pre-determined short-term goals are appropriate for us because they could unduly influence decision making. We also believe it is critical that our executives work together as a cohesive corporate group rather than individually focusing on individual goals and objectives.

        For fiscal 2012, we accrued and expensed on a monthly basis discretionary incentive payments amounting to 9% of Adjusted EBITDA prior to the incentive payments accrual. The incentive accrual established at the beginning of each fiscal year can range between 0 and 19% of Adjusted EBITDA based on forecasted Adjusted EBITDA and trended revenue. The incentive accrual may or may not be paid in its entirety in a fiscal year and may also be carried over to subsequent years based on the discretion of the Compensation Committee. The incentive accrual may be adjusted at or after the end of the fiscal year based on actual results. For each fiscal year, we establish an Adjusted EBITDA target for our incentive compensation accrual based on our forecasted Adjusted EBITDA and our trended net sales, which Adjusted EBITDA target normally ranges between 15% and 22% of forecasted net sales. This target is based upon our assessment of the competitive, economic and operational cost environments as well as the timing of acquisitions completed or anticipated. Generally, if the Company performs at the lower end of this Adjusted EBITDA range, then the Compensation Committee is likely to approve and pay out less incentive-based compensation and if the Company performs at the upper end of this Adjusted EBITDA range, then the Compensation Committee is likely to approve and pay out more incentive-based compensation.

        The payout of these incentive payments is discretionary. Actual decisions about payments are based on the Compensation Committee's assessment of our Company's fiscal year end results. After the end of each fiscal year, typically based on the audited financial statements, the Chief Executive Officer evaluates the degree of achievement of corporate objectives and submits his incentive payment recommendations, excluding himself, to the Compensation Committee, which determines the final incentive payment, if any, for each executive officer. Incentive payments are generally paid in December of each year for results achieved during the prior fiscal year based on our Adjusted EBITDA and our net sales trend.

  Perquisites

        Perquisites for executive officers are limited in scope and value and are generally consistent with those provided to other employees.

  Employment Agreements, Change of Control Provisions and Severance Payments

        None of our named executive officers has an employment agreement with us. Currently, we have no change of control agreements relating to employment benefits or severance related thereto, nor do we currently have a severance plan for our named executive officers.

  Indemnification Agreements

        We enter into indemnification agreements with each of our executive officers. These indemnification agreements provide, among other things, that we will indemnify our executive officers for certain expenses, including attorneys' fees, judgments, fines and settlement amounts, incurred by any such person in any action or proceeding by reason of their position as a director, officer, employee, agent or fiduciary of our Company, any subsidiary of our Company or any other company or enterprise to which such executive officer serves at the Company's request. We also purchase director and officer insurance ("D&O insurance"). We believe that indemnification agreements and this D&O insurance are necessary to attract and retain qualified persons as executive officers.

  Other Benefits

        We maintain a health insurance plan for the benefit of all eligible employees, including our executive officers. This plan requires the employee to pay a portion of the premiums, and we pay the remainder of the premiums. These benefits are offered on the same basis to all employees. We also maintain a qualified 401(k) retirement savings plan that is available to all eligible employees. For fiscal 2012, we matched 100% on the employee's first 4% contribution based on eligible pay. Both employee contributions and the employer matching contributions are subject to the statutory limits of the Code. No supplementary non-qualified deferred compensation plan is available to executives. We also provide to all eligible employees long-term disability insurance coverage, the premiums for which are paid in full by us, and an education and tuition reimbursement program. The above benefits are available to our executive officers on the same basis as all other eligible employees.

  2012 Executive Compensation Determinations

        The compensation for each executive officer for fiscal 2012 was determined by the Compensation Committee, in each case based on the general factors described above. There were no specific factors that went into the compensation decision for any particular executive. In each case, the final decision for each executive officer is discretionary and not based on quantifiable data. The key compensation determinations for each of the named executive officers during fiscal 2012 were as set forth in the Company's Summary Compensation Table.

  Compensation Governance Practices

        The Compensation Committee seeks to implement and maintain sound compensation governance practices to ensure adherence to our pay-for-performance philosophy while appropriately managing risk and aligning our named executive compensation with the best interests of our Company and our stockholders.

  Accounting and Tax Considerations

        Effective October 1, 2005, we adopted the authoritative guidance issued by the Financial Accounting Standards Board, which requires companies to record compensation expense for the value of all outstanding and unvested share-based payments, including stock options and similar awards. We terminated all existing stock option plans on September 30, 2005 and have no unvested stock options outstanding. However, vested stock options granted prior to the termination of these stock option plans are still outstanding and exercisable. As described in Proposal III in this proxy statement, we have adopted the 2013 Plan, subject to stockholder approval at the 2013 Annual Meeting, which would permit future grants of equity-based awards.

        We structure cash incentive bonus compensation so that it is taxable to our employees at the time it becomes available to them.

        Section 162(m) of the Code limits our deduction for federal income tax purposes for compensation paid to our named executive officers (other than our Chief Financial Officer) in a taxable year to $1 million, unless the compensation qualifies as "performance-based compensation." To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, our Compensation Committee has not adopted a policy requiring all compensation to be deductible. Our Compensation Committee intends to continue to evaluate the effects of the compensation limits of Section 162(m) and reserves the right to grant compensation awards in the future that are not deductible if it determines that granting such awards would be in the best interests of our Company and our stockholders.

MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

        Our Section 16 officers are appointed by and serve at the discretion of the Board. The following table shows for the fiscal year ended September 30, 2012, compensation paid to our Principal Executive Officer, Principal Financial Officer and our three other most highly compensated executive officers at September 30, 2012 (collectively, the "named executive officers").

Name and Principal Position	Fiscal Year	Salary ($) (a)	Incentive Compensation (Bonus) ($)	All Other Compensation ($) (b)	Total ($)
Frank W. Gay II	2012	466,154	640,000	10,000	1,116,154
Chief Executive Officer	2011	465,000	640,000	9,800	1,114,800
	2010	431,923	640,000	9,800	1,081,723
Cory J. McQueen	2012	268,077	180,000	10,108	458,185
Vice President and Chief	2011	264,231	170,000	10,569	444,800
Financial Officer	2010	230,962	170,000	9,238	410,200
Jeffrey A. Hinrichs	2012	308,077	250,000	10,108	568,185
Executive Vice President and	2011	309,692	260,000	10,495	580,187
Chief Operating Officer	2010	286,615	260,000	10,385	557,000
Stanley E. Soper	2012	278,077	250,000	10,108	538,185
Vice President, Legal Affairs	2011	279,231	250,000	10,361	539,592
	2010	262,308	250,000	10,092	522,400
Christopher B. Neuberger	2012	250,000	130,000	9,800	389,800
Vice President, Marketing & Sales	2011	257,307	140,000	10,292	407,599
	2010	237,308	200,000	9,492	446,800

(a)
Includes amounts earned in a fiscal year but deferred at the named executive officer's election pursuant to our 401(k) plan.

(b)
Represents matching contributions made by us under our 401(k) plan.

        The foregoing compensation table does not include certain fringe benefits that are, in the aggregate, less than $10,000 or are generally made available on a non-discriminatory basis to all our U.S. employees. These fringe benefits include group health insurance, dental insurance, and long-term disability insurance, which we consider to be ordinary and incidental business costs and expenses. See the "Compensation Discussion and Analysis" above for further information on the compensation and benefits provided to our named executive officers.

        In addition, we also provide life insurance coverage to all eligible employees and premiums are paid in full by us and the benefit is available to our executive officers on the same basis as all other eligible employees. The average cost of this benefit is $28 per employee per year.

GRANTS OF PLAN-BASED AWARDS IN LAST FISCAL YEAR

        There were no option grants or stock awards to named executive officers or directors during fiscal 2012 (or any other year since 2005 as the Compensation Committee terminated all of our existing option plans on September 30, 2005).

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table provides information concerning stock options held by the named executive officers at September 30, 2012.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Option Exercise Price ($)	Option Expiration Date
Frank W. Gay II	60,000	12.32	12/17/2013
Cory J. McQueen	7,000	12.32	12/17/2013
	7,500	14.22	9/30/2015
Jeffrey A. Hinrichs	20,000	12.32	12/17/2013
Stanley E. Soper	30,000	12.32	12/17/2013
	25,000	14.22	9/30/2015
Christopher B. Neuberger	15,000	14.22	9/30/2015

(a)
All option awards are fully vested.

        There were no other outstanding equity based awards to named executive officers at September 30, 2012.

OPTION EXERCISES IN LAST FISCAL YEAR

        The following table shows information regarding stock option exercises for the named executive officers during fiscal 2012.

	Option Awards(a)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Frank W. Gay II(b)	55,800	486,300
Cory J. McQueen	—	—
Jeffrey A. Hinrichs	—	—
Stanley E. Soper	—	—
Christopher B. Neuberger(c)	12,500	45,335

(a)
The value realized on exercise represents the difference between the exercise price and the fair market value of the common stock on the date of exercise. Applicable federal and state taxes are paid by the individuals.

(b)
Exercises for Mr. Gay occurred on October 4, 5, 14, 17, 18 and 27, and December 9, 2011. The aggregate market values of our common stock acquired upon such exercises on such dates were $30,472, $9,828, $181,234, $36,002, $46,059, $36,455, and $341,550, respectively, prior to reduction for the exercise prices paid. The total aggregate market value (before reduction for the aggregate exercise prices paid) was $681,600. As part of these exercises, Mr. Gay acquired 30,000 shares of common stock.

(c)
Exercises for Mr. Neuberger occurred on December 9, 2011 and September 19 and 20, 2012. The aggregate market values of our common stock acquired upon such exercises on such dates were $28,462, $6,475 and $151,848, respectively, prior to reduction for the exercise prices paid. The total aggregate market value (before reduction for the aggregate exercise prices paid) was $186,785. As part of these exercises, Mr. Neuberger acquired 2,500 shares of common stock.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

        We do not have any agreements with any named executive officers that would provide for the payment of any severance benefits upon termination or change of control.

DIRECTOR COMPENSATION

        We reimburse all directors for reasonable expenses incurred in attending Board meetings or its committees and related activities. Directors who are our employees do not receive a salary or retainer for their services. During 2012, we paid non-employee directors a quarterly cash retainer of $11,000 for service on the Board of Directors and a quarterly cash retainer of $2,000 for each committee membership (excluding the Nominating Committee). Each non-employee director was granted options to purchase 10,000 shares of common stock under our 1998 Non-Employee Director Stock Option Plan at the time of election to the Board. During 2012, directors did not receive any additional compensation for chairing any committees nor did they receive meeting fees.

2012 DIRECTOR COMPENSATION

        The following table provides information concerning the 2012 compensation of our non-employee directors who served on our Board of Directors in fiscal 2012.

Name	Fees Earned or Paid in Cash ($)(a)	All Other Comp. ($)		Total ($)
Michael D. Burke	52,000	—		52,000
Gregory M. Benson	52,000	—		52,000
J. Kimo Esplin	52,000	—		52,000
James D. Stice	60,000	4,000	(b)	64,000

(a)
During 2012, all non-employee directors received a quarterly cash retainer of $11,000 for service on the Board of Directors. In addition, Messrs. Burke and Esplin each received a quarterly cash retainer of $2,000 for their service on the Audit Committee. Mr. Benson received a quarterly cash retainer of $2,000 for his service on the Compensation Committee. Mr. Stice received a quarterly cash retainer of $2,000 for his service on the Audit Committee as well as a quarterly cash retainer of $2,000 for his service on the Compensation Committee.

(b)
Mr. Stice is the designated Audit Committee Financial Expert and during 2012 received an additional $1,000 per quarter for his service in connection therewith.

        Since the Compensation Committee terminated the option plans on September 30, 2005, no additional stock awards or stock option awards have been granted.

  Indemnification Agreements

        We enter into indemnification agreements with each of our directors. These indemnification agreements provide, among other things, that we will indemnify our directors for certain expenses,

including attorneys' fees, judgments, fines and settlement amounts, incurred by any such person in any action or proceeding by reason of their position as a director, agent or fiduciary of our Company, any subsidiary of our Company or any other company or enterprise to which such director serves at the Company's request. We also purchase D&O insurance. We believe that indemnification agreements and this D&O insurance are necessary to attract and retain qualified persons as directors.

        UNDER THE RULES OF THE SEC, THE COMPENSATION AND AUDIT COMMITTEE REPORTS THAT FOLLOW ARE NOT DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING THIS PROXY STATEMENT BY REFERENCE INTO ANY FILINGS WITH THE SEC.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee was established by the Board of Directors in February 1998 in connection with Nutraceutical's initial public offering. The Compensation Committee is currently comprised of Messrs. Benson and Stice.

        The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis report included in this Proxy Statement with management. Based on our review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

GREGORY M. BENSON
JAMES D. STICE

 AUDIT COMMITTEE REPORT

        The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of Nutraceutical's financial reporting process. The Audit Committee's responsibilities are more fully described in its written charter, which is posted on Nutraceutical's web site at www.nutraceutical.com under the link "Investor Relations."

        The Audit Committee reviews with Nutraceutical's independent registered public accounting firm the scope and timing of their audit services and any other services they are asked to perform, the audit report on Nutraceutical's consolidated financial statements following completion of the audit and an audit report on Nutraceutical's internal control over financial reporting. The Audit Committee is currently comprised of Messrs. Burke, Esplin and Stice. The Audit Committee held seven meetings during fiscal 2012.

        In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements of Nutraceutical for fiscal 2012 with management and has discussed with Nutraceutical's independent registered public accounting firm, among other things, the methods used to account for significant unusual transactions, the effect of significant accounting policies in emerging areas, the process used by management in formulating sensitive accounting estimates and other matters required under Statement on Auditing Standards No. 61, Communication with Audit Committee. In addition, the Audit Committee has received written disclosures and a letter from PricewaterhouseCoopers LLP regarding their independence as independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with PricewaterhouseCoopers LLP the status of their independence. Based upon this review of the above-mentioned issues, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of Nutraceutical for fiscal 2012 be included in Nutraceutical's Annual Report on Form 10-K for the Fiscal Year Ended September 30, 2012 for filing with the Securities and Exchange Commission.

MICHAEL D. BURKE
J. KIMO ESPLIN
JAMES D. STICE

 FEES PAID TO PRICEWATERHOUSECOOPERS LLP

        PricewaterhouseCoopers LLP serves as our independent registered public accounting firm. In addition to retaining PricewaterhouseCoopers LLP to audit our financial statements, we engage the firm from time to time to perform other services. The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of our consolidated financial statements for the years ended September 30, 2011 and 2012, as well as fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods.

	Year Ended September 30,
	2011	2012
Audit Fees(1)	$349,900	$365,900
Audit-Related Fees(2)	1,800	1,800
Tax Fees	—	—
All Other Fees	—	—

Total	$351,700	$367,700

(1)
Consists of fees billed for professional services rendered in connection with the integrated audits of the consolidated financial statements and internal control over financial reporting (SOX 404) as well as the related reviews of the quarterly financial statements.

(2)
Consists of fees billed for other services not explicitly related to the audit of our financial statements.

        The Audit Committee has adopted a policy requiring pre-approval by the committee of all services (audit and permissible non-audit) to be provided to us by our independent registered public accounting firm. The Audit Committee pre-approves audit services to be performed following a review of the independent registered public accounting firm's audit plan. The Audit Committee may also approve, for up to a year in advance, permissible non-audit services, including tax and due diligence, subject to specific budgets. In cases where service needs arise that have not been pre-approved by the Audit Committee, the Audit Committee's Chairman has the delegated authority to pre-approve the provision of such services, which pre-approvals are then communicated to the full Audit Committee. In accordance with these policies, the Audit Committee pre-approved the audit and permissible non-audit services provided by our independent registered public accounting firm for fiscal 2011 and 2012.

        We expect representatives of PricewaterhouseCoopers LLP to be present at the Annual Meeting where they can respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

 SUBMISSION OF STOCKHOLDERS' PROPOSALS AND ADDITIONAL INFORMATION

        Our By-laws provide the mechanism for a stockholder to present a nomination for election of a director or to bring any other matter before an annual meeting of stockholders. Any stockholder interested in making such a nomination or proposal should request a copy of the relevant provisions of our By-laws from our corporate secretary.

        A stockholder must provide a description of the proposal and a brief statement of the reasons for submitting it, the name and address of the stockholder (as they appear on our stock transfer records), the number of shares of our common stock beneficially owned by the stockholder and a description of any material direct or indirect financial or other interest that the stockholder (or any affiliate or associate) may have in the proposal. Any proposal submitted by a stockholder must comply with our By-laws and with applicable law. Stockholders wishing to bring a proposal or other business before our 2014 Annual Meeting are urged to review relevant provisions of our By-laws and of applicable law. Merely submitting a proposal by the deadline does not guarantee that the proposal will be brought before the next annual meeting. Proposals should be addressed to: Corporate Secretary, c/o Legal Department, Nutraceutical International Corporation, 1400 Kearns Boulevard, 2nd Floor, Park City, Utah 84060.

        If a stockholder wishes to bring a proposal before the next annual meeting, and wishes that matter to be eligible for inclusion in our Proxy Statement and proxy card relating to our 2014 Annual Meeting of Stockholders, the proposal must be received by us on or before the close of business on August 23, 2013 and must follow the other procedures required by Rule 14a-8 of the U.S. Securities Exchange Act of 1934, as amended.

        If a stockholder wishes to submit a proposal for or bring other business before the 2014 Annual Meeting of Stockholders but does not want to include it in our proxy materials, written notice of such stockholder proposal or other business must be delivered to our Corporate Secretary on or before the close of business at least 60 days prior to the annual meeting in accordance with our By-laws.

        If a stockholder wishes to submit a nomination for election of a director for the 2014 Annual Meeting of Stockholders, the nomination must be received by us on or before the close of business on November 27, 2013 as described in Article III, Section 5 of our By-laws, and must comply with the procedures of our By-laws.

Annual Report on Form 10-K

        A copy of our Annual Report on Form 10-K (without exhibits) for the Fiscal Year Ended September 30, 2012 has been mailed to all stockholders together with this proxy Statement. Additionally, the Annual Report on Form 10-K (with exhibits) is available at the website maintained by the Securities and Exchange Commission (www.sec.gov). You may submit requests for additional copies of the Annual Report on Form 10-K in one of the following manners:

  •
  Email to investor@nutraceutical.com.

  •
  Send your request by mail to Investor Relations, Nutraceutical International Corporation, 1400 Kearns Boulevard, 2nd Floor, Park City, Utah 84060.

  •
  Call 1-435-655-6106.

The Annual Report is not to be regarded as proxy soliciting material.

Appendix A

Nutraceutical International Corporation
2013 Long-Term Equity Incentive Plan

1.    Purpose.    The purpose of the Nutraceutical International Corporation 2013 Long-Term Equity Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel, including the services of experienced and knowledgeable non-executive directors, and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including but not limited to incentive compensation measured by reference to the value of Common Stock or the results of operations of the Company, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company's shareholders.

2.    Definitions.    The following definitions shall be applicable throughout the Plan.

        (a)   "Affiliate" means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

        (b)   "Award" means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award and Performance Compensation Award granted under the Plan. "Beneficial Owner" has the meaning set forth in Rule 13d-3 promulgated under Section 13 of the Exchange Act.

        (c)   "Board" means the Board of Directors of the Company.

        (d)   "Cause" means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Company or an Affiliate having "cause" to terminate a Participant's employment or service, as defined in any employment, consulting, change in control, severance or any other agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment, consulting, change in control, severance or other agreement (or the absence of any definition of "cause" or term of similar import therein), (A) the Participant has failed to follow the lawful instructions of the Board or his or her direct superiors, in each case other than as a result of his or her incapacity due to physical or mental illness or injury, and such failure has resulted in, or could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to the Company or an Affiliate (B) the Participant has engaged in conduct harmful (whether financially, reputationally or otherwise) to the Company or an Affiliate (C) the Participant having been convicted of, or plead guilty or no contest to, a felony or any crime involving as a material element fraud or dishonesty, (D) the willful misconduct or gross neglect of the Participant that has resulted in or could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to the Company or an Affiliate, (E) the willful violation by the Participant of the written policies of the Company or any of its Affiliates, that has resulted in or could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to the Company or an Affiliate; (F) the Participant's fraud or misappropriation, embezzlement or misuse of funds or property belonging to the Company (other than good faith expense account disputes); (G) the Participant's act of personal dishonesty which involves personal profit in connection with the Participant's employment or service with the Company or an Affiliate, or (H) the willful breach by the Participant of fiduciary duty owed to the Company or an Affiliate; provided, however, that the Participant shall be provided a 10-day period to cure any of the events or occurrences described in the immediately preceding clause (A) hereof, to the extent capable of cure during such 10-day period. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

        (e)   "Change in Control" shall, in the case of a particular Award, unless the applicable Award agreement (or any employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate) states otherwise or contains a different definition of "Change in Control," be deemed to occur upon:

            (i)  the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company, or (II) any acquisition by any employee benefit plan sponsored or maintained by the Company;

           (ii)  individuals who, during any consecutive 24-month period, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided, that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

          (iii)  the approval by the shareholders of the Company of a plan of complete dissolution or liquidation of the Company; or

          (iv)  the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company (a "Business Combination"), or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an Affiliate of the Company (a "Sale"), that in each case requires the approval of the Company's stockholders (whether for such Business Combination or Sale or the issuance of securities in such Business Combination or Sale), unless immediately following such Business Combination or Sale: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination or the entity which has acquired all or substantially all of the business or assets of the Company in a Sale (in either case, the "Surviving Company"), or (y) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the board of directors (or the analogous governing body) of the Surviving Company (the "Parent Company"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination or Sale, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination or Sale were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination or Sale.

        (f)    "Code" means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

        (g)   "Committee" means the Compensation Committee of the Board or subcommittee thereof if required with respect to actions taken to obtain the exception for performance-based compensation under Section 162(m) of the Code or to comply with Rule 16b-3 of the Exchange Act in respect of Awards or, if no such Compensation Committee or subcommittee thereof exists, the Board.

        (h)   "Common Stock" means the common stock, par value $0.01 per share, of the Company (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).

        (i)    "Company" means Nutraceutical International Corporation, a Delaware corporation, and any successor thereto.

        (j)    "Date of Grant" means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Award agreement.

        (k)   "Disability" means, unless in the case of a particular Award the applicable Award agreement states otherwise, the Company or an Affiliate having cause to terminate a Participant's employment or service on account of "disability," as defined in any then-existing employment, consulting, change in control, severance or other agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting, change in control, severance or other agreement (or in the absence of any definition of "disability" or term of similar import therein), a Participant's total disability as defined below and (to the extent required by Section 409A of the Code) determined in a manner consistent with Section 409A of the Code and the regulations thereunder:

            (i)  The Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

           (ii)  A Participant will be deemed to have suffered a Disability if determined to be totally disabled by the Social Security Administration. In addition, the Participant will be deemed to have suffered a Disability if determined to be disabled in accordance with a disability insurance program maintained by the Company.

        (l)    "Effective Date" means the date the Plan is approved by the shareholders of the Company.

        (m)  "Eligible Director" means a person who is (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code and (iii) an "independent director" under the rules of NASDAQ or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.

        (n)   "Eligible Person" means any (i) individual employed by the Company or an Affiliate who satisfies all of the requirements of Section 6 of the Plan; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable on Form S-8 under the Securities Act; or (iv) any prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or its Affiliates).

        (o)   "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

        (p)   "Exercise Price" has the meaning given such term in Section 7(b) of the Plan.

        (q)   "Fair Market Value" means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, or if the Committee determines in its sole discretion that the shares of Common Stock are too thinly traded for Fair Market Value to be determined pursuant to clause (i) or (ii), the amount determined by the Committee in good faith to be the fair market value of the Common Stock.

        (r)   "Immediate Family Members" shall have the meaning set forth in Section 15(b)(ii) of the Plan.

        (s)   "Incentive Stock Option" means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

        (t)    "Indemnifiable Person" shall have the meaning set forth in Section 4(e) of the Plan.

        (u)   "NASDAQ" means the NASDAQ stock market.

        (v)   "Negative Discretion" shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

        (w)  "Nonqualified Stock Option" means an Option which is not designated by the Committee as an Incentive Stock Option.

        (x)   "Non-Employee Director" means a member of the Board who is not an employee of a member of the Company or any Affiliate.

        (y)   "Option" means an Award granted under Section 7 of the Plan.

        (z)   "Option Period" has the meaning given such term in Section 7(c) of the Plan.

        (aa) "Other Stock-Based Award" means an Award granted under Section 10 of the Plan.

        (bb) "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

        (cc) "Performance Compensation Award" shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

        (dd) "Performance Criteria" shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

        (ee) "Performance Formula" shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion or none of the Performance Compensation Award has been earned for the Performance Period.

        (ff)  "Performance Goals" shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

        (gg) "Performance Period" shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance Compensation Award.

        (hh) "Permitted Transferee" shall have the meaning set forth in Section 15(b)(ii) of the Plan.

        (ii)   "Person" has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company.

        (jj)   "Plan" means this Nutraceutical International Corporation 2012 Omnibus Equity Award Plan.

        (kk) "Released Unit" shall have the meaning assigned to it in Section 9(f)(ii) of the Plan.

        (ll)   "Restricted Period" means the period of time determined by the Committee during which an Award or a portion thereof is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

        (mm)  "Restricted Stock" means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

        (nn) "Restricted Stock Unit" means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

        (oo) "SAR Period" has the meaning given such term in Section 8(c) of the Plan.

        (pp) "Securities Act" means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

        (qq) "Stock Appreciation Right" or "SAR" means an Award granted under Section 8 of the Plan.

        (rr)  "Strike Price" has the meaning given such term in Section 8(b) of the Plan.

        (ss)  "Substitute Award" has the meaning given such term in Section 5(e) of the Plan.

        (tt)  "Vesting Commencement Date" has the meaning given such term in an applicable Award agreement under the Plan.

3.    Effective Date; Duration.    The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4.    Administration.

        (a)   The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, or any exception or exemption under the rules of NASDAQ or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, as applicable, it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted or action taken by the Committee that is otherwise validly granted or taken under the Plan.

        (b)   Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting, delivery or exercisability of, payment for or lapse of restrictions on, or waive any condition in respect of, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

        (c)   Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to persons (i) who are non-employee members of the Board or otherwise are subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, "covered employees" for purposes of Section 162(m) of the Code.

        (d)   Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

        (e)   No member of the Board, the Committee or any employee or agent of the Company (each such person, an "Indemnifiable Person") shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys' fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company's approval (not to be unreasonably withheld), in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company's choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person's fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company's Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

        (f)    Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of NASDAQ or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.    Grant of Awards; Shares Subject to the Plan; Limitations.

        (a)   The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and/or Performance Compensation Awards to one or more Eligible Persons.

        (b)   Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan and subsection (e) below, no more than 800,000 shares of Common Stock may be delivered in the aggregate pursuant to Awards granted under the Plan; (ii) subject to Section 12 of the Plan, no more than 150,000 shares of Common Stock may be subject to grants of Options or SARs under the Plan to any single Participant during any 12-month period; (iii) subject to Section 12 of the Plan, no more than 800,000 shares of Common Stock may be delivered pursuant to the exercise of Incentive Stock Options granted under the Plan; (iv) subject to Section 12 of the Plan, no more than 75,000 shares of Common Stock may be delivered in respect of Performance Compensation Awards denominated in shares of Common Stock granted pursuant to Section 11 of the Plan to any Participant for a single Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year), or in the event such Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of 75,000 shares of Common Stock on the last day of the Performance Period to which such Award relates; and (v) the maximum amount that can be paid to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single year in the event a Performance Period extends beyond a single year) pursuant to a Performance Compensation Award denominated in cash described in Section 11(a) of the Plan shall be $1,000,000.

        (c)   Shares of Common Stock shall be deemed to have been used in settlement of Awards whether or not they are actually delivered; provided, however, that if the Fair Market Value equivalent of such shares is paid in cash such shares shall again become available for other Awards under the Plan. In addition, with respect to shares of Common Stock issued upon exercise, vesting or settlement of an Award, or shares of Common Stock owned by a Participant that are surrendered or tendered to the Company (either directly or by means of attestation) in payment of the Exercise Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award agreement, such surrendered or tendered shares shall not again become available for other Awards under the Plan. If and to the extent an Award under the Plan expires, terminates or is canceled or forfeited for any reason whatsoever, including if shares are not issued on the settlement of SARs, without the Participant having received any benefit therefrom, the shares covered by such Award shall again become available for other Awards under the Plan. For purposes of the foregoing sentence, a Participant shall not be deemed to have received any "benefit" (i) in the case of forfeited Restricted Stock by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an Award canceled by reason of a new Award being granted in substitution therefor.

        (d)   Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

        (e)   Subject to Section 14(b), awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted or an entity directly or indirectly acquired by the Company or with which the Company combines ("Substitute Awards"). The number of shares of Common Stock underlying any Substitute Awards shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan; provided, further, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code that were previously granted by an entity that is acquired by the Company or any Affiliate through a merger or acquisition shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for delivery under the Plan.

6.    Eligibility.    Participation shall be limited to Eligible Persons who have entered into an Award agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.    Options.

        (a)    Generally.    Each Option granted under the Plan shall be evidenced by an Award agreement. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

        (b)    Exercise Price.    Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price ("Exercise Price") per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant. Any modification to the Exercise Price of an outstanding Option shall be subject to the prohibition on repricing set forth in Section 14(b) of the Plan.

        (c)    Vesting and Expiration.

            (i)  Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the "Option Period"); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company's insider trading policy (or Company-imposed "blackout period") or otherwise prohibited by law, the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition but only to the extent such extension would not violate Section 409A; provided, however, that in no event shall the Option Period exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate; provided, further, that notwithstanding any vesting or exercisability dates set by the Committee, the Committee may, in its sole discretion, accelerate the vesting and/or exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to vesting and/or exercisability.

           (ii)  Notwithstanding anything to the contrary in the Plan, except as otherwise provided in the applicable Award Agreement or any applicable employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate:

      (A)
      an Option shall vest and become exercisable with respect to twenty-five percent (25%) of the shares of Common Stock subject to such Option on the first anniversary of the Vesting Commencement Date and with respect to an additional six and one-quarter percent (6-1/4%) on the last day of each three-month period following thereafter;

      (B)
      the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option with the Company and its Affiliates, and the vested portion of such Option shall remain exercisable for (A) one year following termination of employment or service with the Company and its Affiliates by reason of such Participant's death or Disability, but not later than the expiration of the Option Period, or (B) 90 days following termination of employment or service with the Company and its Affiliates for any reason other than such Participant's death or Disability, and other than such Participant's termination of employment or service with the Company and its Affiliates for Cause, but not later than the expiration of the Option Period; and

      (C)
      both the unvested and the vested portion of an Option shall expire upon the termination of the Participant's employment or service with the Company and its Affiliates by the Company for Cause.

        (d)    Other Terms and Conditions.    Except as specifically provided otherwise in an Award agreement, each Option granted under the Plan shall be subject to the following terms and conditions:

            (i)  Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

           (ii)  Each share of Common Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share, when the Participant purchases the share or when the Option expires.

          (iii)  Subject to Section 15(b) of the Plan, Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by the Participant.

          (iv)  At the time of any exercise of an Option, the Committee may, in its sole discretion, require a Participant to deliver to the Committee a written representation that the shares of Common Stock to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such a request by the Committee, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for shares are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

        (e)    Method of Exercise and Form of Payment.    No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third party administrator), or telephonic instructions to the extent provided by the Committee, in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price and all applicable required withholding taxes shall be payable (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest; (ii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price and all applicable required withholding taxes or (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted "cashless exercise" pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price and all applicable required withholding taxes or (C) by means of a "net exercise" procedure effected by withholding the minimum number of shares of Common Stock otherwise deliverable in respect of an Option that are needed to pay for the Exercise Price and all applicable required withholding taxes. Any fractional shares of Common Stock shall be settled in cash.

        (f)    Notification upon Disqualifying Disposition of an Incentive Stock Option.    Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instruction from such Participant as to the sale of such Common Stock.

        (g)    Compliance With Laws, etc.    Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the Common Stock of the Company is listed or quoted.

        (h)    $100,000 Per Year Limitation for Incentive Stock Options.    To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of shares of Common Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

8.    Stock Appreciation Rights.

        (a)    Generally.    Each SAR granted under the Plan shall be evidenced by an Award agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

        (b)    Strike Price.    Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price ("Strike Price") per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option. Any modification to the Strike Price of an outstanding SAR shall be subject to the prohibition on repricing set forth in Section 14(b) of the Plan.

        (c)    Vesting and Expiration.

            (i)  A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the "SAR Period"); provided, however, that notwithstanding any vesting or exercisability dates set by the Committee, the Committee may, in its sole discretion, accelerate the vesting and/or exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to vesting and/or exercisability. If the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company's insider trading policy (or the Company-imposed "blackout period") or otherwise prohibited by law, the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition but only to the extent such extension would not violate Section 409A.

           (ii)  Notwithstanding anything to the contrary in the Plan, except as otherwise provided in the applicable Award agreement or any applicable employment, consulting, change-in-control, severance or other agreement between a Participant and the Company or an Affiliate:

      (A)
      a SAR shall vest and become exercisable with respect to twenty-five percent (25%) of the shares of Common Stock subject to such SAR on the first anniversary of the Vesting Commencement Date and with respect to an additional six and one-quarter percent (6-1/4%) on the last day of each three-month period following thereafter;

      (B)
      the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR with the Company and its Affiliates, and the vested portion of such SAR shall remain exercisable for (A) one year following termination of employment or service with the Company and its Affiliates by reason of such Participant's death or disability (as determined by the Committee), but not later than the expiration of the SAR Period or (B) 90 days following termination of employment or service with the Company and its Affiliates for any reason other than such Participant's death or disability, and other than such Participant's termination of employment or service with the Company and its Affiliates for Cause, but not later than the expiration of the SAR Period; and

      (C)
      both the unvested and the vested portion of a SAR shall expire upon the termination of the Participant's employment or service with the Company and its Affiliates by the Company for Cause.

        (d)    Other Terms and Conditions.    Except as specifically provided otherwise in an Award agreement, each SAR granted under the Plan shall be subject to the following terms and conditions:

            (i)  Each SAR or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

           (ii)  Subject to Section 15(b) of the Plan, SARs shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by the Participant.

          (iii)  At the time of any exercise of a SAR, the Committee may, in its sole discretion, require a Participant to deliver to the Committee a written representation that the shares of Common Stock to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such a request by the Committee, delivery of such representation prior to the delivery of any shares issued upon exercise of a SAR shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for shares are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

        (e)    Method of Exercise.    SARs which have become exercisable may be exercised by delivery of written (or electronic notice or telephonic instructions to the extent provided by the Committee) of exercise to the Company or its designee (including a third party administrator) in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

        (f)    Payment.    Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

        (g)    Substitution of SARs for Nonqualified Stock Options.    The Committee shall have the authority in its sole discretion to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in shares of Common Stock (or settled in shares or cash in the sole discretion of the Committee) for outstanding Nonqualified Stock Options, provided that (i) the substitution shall not otherwise result in a modification of the terms of any such Nonqualified Stock Option, (ii) the number of shares of Common Stock underlying the substituted SARs shall be the same as the number of shares of Common Stock underlying such Nonqualified Stock Options and (iii) the Strike Price of the substituted SARs shall be equal to the Exercise Price of such Nonqualified Stock Options; provided, however, that if, in the opinion of the Company's independent public auditors, the foregoing provision creates adverse accounting consequences for the Company, such provision shall be considered null and void.

9.    Restricted Stock and Restricted Stock Units.

        (a)    Generally.    Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement. Each Restricted Stock and Restricted Stock Unit grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as determined by the Committee and may be reflected in the applicable Award agreement. The Committee shall establish restrictions applicable to such Restricted Stock and Restricted Stock Units, including the Restricted Period, and the time or times at which Restricted Stock or Restricted Stock Units shall be granted or become vested. The Committee may in its sole discretion accelerate the vesting and/or the lapse of any or all of the restrictions on the Restricted Stock and Restricted Stock Units which acceleration shall not affect any other terms and conditions of such Awards.

        (b)    Stock Certificates; Escrow or Similar Arrangement.    Upon the grant of Restricted Stock, the Committee shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company's directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending vesting and the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 15(a) of the Plan or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock (provided that any dividends payable on such shares of Restricted Stock shall be held by the Company and delivered (without interest) to the Participant within 15 days following the date on which the restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate)). The Committee shall also be permitted to cause a stock certificate registered in the name of the Participant to be issued. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect thereto shall terminate without further obligation on the part of the Company.

        (c)    Vesting; Acceleration of Lapse of Restrictions.    Unless otherwise provided by the Committee in an Award agreement or any applicable employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate: (i) the Restricted Period shall lapse with respect to twenty-five percent (25%) of the Restricted Stock and Restricted Stock Units on the first anniversary of the Vesting Commencement Date and with respect to an additional six and one-quarter percent (6-1/4%) on the last day of each three-month period thereafter; and (ii) the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award. The Committee may in its sole discretion accelerate the lapse of any or all of the restrictions on the Restricted Stock and Restricted Stock Units which acceleration shall not affect any other terms and conditions of such Awards.

        (d)    Restricted Stock Units:    No shares shall be issued at the time an Award of Restricted Stock Units is made, and the Company will not be required to set aside a fund for the payment of any such Award. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Common Stock) awarded to a Participant may be credited with cash and stock dividends paid in respect of one share of Common Stock ("Dividend Equivalents"). Subject to Section 15(c) of the Plan, at the

discretion of the Committee, Dividend Equivalents may be either currently paid to the Participant or withheld by the Company for the Participant's account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant's account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

        (e)    Restrictions; Forfeiture:

            (i)  Restricted Stock awarded to a Participant shall be subject to forfeiture until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, and to the following provisions in addition to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; and (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement. In the event of any forfeiture, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder shall terminate without further action or obligation on the part of the Company.

           (ii)  Restricted Stock Units awarded to any Participant shall be subject to forfeiture until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, and to such other terms and conditions as may be set forth in the applicable Award agreement. In the event of any forfeiture, all rights of the Participant to such Restricted Stock Units shall terminate without further action or obligation on the part of the Company.

          (iii)  The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award or Restricted Stock Unit Award, such action is appropriate.

        (f)    Delivery of Restricted Stock and Settlement of Restricted Stock Units.

            (i)  Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock and the attainment of any other vesting criteria established by the Committee, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge a notice evidencing a book entry notation (or, if applicable, the stock certificate) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

           (ii)  Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit which has not then been forfeited and with respect to which the Restricted Period has expired and any other such vesting criteria are attained ("Released Unit"); provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Released Units or (ii) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld.

        (g)    Legends on Restricted Stock.    Each certificate representing Restricted Stock awarded under the Plan, if any, shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:

  TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE NUTRACEUTICAL INTERNATIONAL CORPORATION 2013 LONG-TERM EQUITY INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, DATED AS OF                    , BETWEEN NUTRACEUTICAL INTERNATIONAL CORPORATION AND                        . A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF NUTRACEUTICAL INTERNATIONAL CORPORATION

10.    Other Stock-Based Awards.    The Committee may issue unrestricted Common Stock, rights to receive grants of Awards at a future date, or other Awards denominated in Common Stock (including, without limitation, performance shares or performance units), or Awards that provide for cash payments based in whole or in part on the value or future value of shares of Common Stock under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Other Stock-Based Award granted under the Plan shall be evidenced by an Award agreement. Each Other Stock-Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement including, without limitation, the payment by the Participant of the Fair Market Value of such shares of Common Stock on the Date of Grant.

11.    Performance Compensation Awards.

        (a)    Generally.    The Committee shall have the authority, at or before the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Compensation Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code. Notwithstanding anything in the Plan to the contrary, any Award to a Participant who is a "covered employee" (within the meaning of Section 162(m) of the Code) for a fiscal year that satisfies the requirements of this Section 11 may be treated as a Performance Compensation Award in the absence of any such Committee designation, and if the Company determines that a Participant who has been granted an Award designated as a Performance Compensation Award is not (or is no longer) a "covered employee" (within the meaning of Section 162(m) of the Code), the terms and conditions of such Award may be modified without regard to any restrictions or limitations set forth in this Section 11 (but subject otherwise to the provisions of Section 14 of the Plan).

        (b)    Discretion of Committee with Respect to Performance Compensation Awards.    With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance

Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing (which may be in the form of minutes of a meeting of the Committee).

        (c)    Performance Criteria.    The Performance Criteria that will be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, units, or any combination of the foregoing) and shall be limited to the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating income or profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, gross revenue or gross revenue growth, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital), which may but are not required to be measured on a per share basis; (viii) earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total shareholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) margins; (xiv) operating efficiency; (xv) objective measures of customer satisfaction; (xvi) working capital targets; (xvii) measures of economic value added or other 'value creation' metrics; (xviii) inventory control; (xix) enterprise value; (xx) sales; (xxi) stockholder return; (xxii); client retention; (xxiii) competitive market metrics; (xxiv) employee retention; (xxv) timely completion of new product rollouts; (xxvi) timely launch of new facilities; (xxvii) objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxviii) system-wide revenues; (xxix) royalty income; (xxx) cost of capital, debt leverage year-end cash position or book value; (xxxi) strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or (xxxii) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or a percentage of a prior period's Performance Criteria, or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a group of comparator companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting, delivery and exercisability of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

        (d)    Modification of Performance Goal(s).    In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining shareholder approval. Unless otherwise determined by the Committee at the time a Performance Compensation Award is granted, the Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as "performance-based compensation" under Section 162(m) of the Code, specify adjustments or modifications to be made to the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) nonrecurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto) and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in the Company's fiscal year.

        (e)    Payment of Performance Compensation Awards.

          (i)    Condition to Receipt of Payment.    Unless otherwise provided in the applicable Award agreement or any employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, a Participant must be employed by or rendering services to the Company or an Affiliate on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

          (ii)    Limitation.    Unless otherwise provided in the applicable Award agreement, or any employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, a Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved, as determined by the Committee; and (B) all or some of the portion of such Participant's Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals as determined by the Committee.

          (iii)    Certification.    Following the completion of a Performance Period, the Committee shall review and certify in writing (which may be in the form of minutes of a meeting of the Committee) whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing (which may be in the form of minutes of a meeting of the Committee) that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant's Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

          (iv)    Use of Negative Discretion.    In determining the actual amount of an individual Participant's Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. Unless otherwise provided in the applicable Award agreement, the Committee shall not have the discretion to (A) provide payment or delivery in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a

  Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

        (f)    Timing of Award Payments.    Unless otherwise provided in the applicable Award agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11. Any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date. Unless otherwise provided in an Award agreement, any Performance Compensation Award that is deferred and is otherwise payable in shares of Common Stock shall be credited (during the period between the date as of which the Award is deferred and the payment date) with dividend equivalents (in a manner consistent with the methodology set forth in the last sentence of Section 9(d) of the Plan).

12.    Changes in Capital Structure and Similar Events.    In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in any case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

            (i)  adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria, Performance Formula and Performance Goals);

           (ii)  providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the delivery, vesting and/or exercisability of, lapse of restrictions and/or other conditions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and

          (iii)  cancelling any one or more outstanding Awards (or awards of an acquiring company) and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the

  Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor);

provided, however, that in the case of any "equity restructuring" (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto) ("ASC 718"), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Except as otherwise determined by the Committee, any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice (including by placement on the Company's website) of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13.    Effect of Change in Control.

        (a)   Except to the extent otherwise provided in an Award agreement, or any applicable employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary, if a Participant's employment or service is terminated by the Company and its Affiliates other than for Cause (and other than due to death or Disability) within the 12-month period following a Change in Control, then:

            (i)  all then-outstanding Options and SARs shall become immediately exercisable as of such Participant's date of termination with respect to all of the shares subject to such Option or SAR;

           (ii)  the Restricted Period shall expire as of such Participant's date of termination with respect to all of then-outstanding shares of Restricted Stock or Restricted Stock Units (including without limitation a waiver of any applicable Performance Goals); and

          (iii)  Awards previously deferred shall be settled in full as soon as practicable following such Participant's date of termination.

        (b)   All incomplete Performance Periods in effect on the date the Change in Control occurs shall end on such date, and the Committee may (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee's determination of the degree of attainment of Performance Goals, or assuming that the applicable "target" levels of performance have been attained or on such other basis determined by the Committee.

        (c)   In addition, in the event of a Change of Control, the Committee may in its discretion and upon at least five (5) days' advance notice to the affected persons, cancel any outstanding Award and pay to the holders thereof, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event.

Notwithstanding the above, the Committee shall exercise such discretion over any Award subject to Section 409A of the Code at the time such Award is granted.

        (d)   The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

        (e)   To the extent practicable, the provisions of this Section 13 shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transaction with respect to the Common Stock subject to their Awards.

14.    Amendments and Termination.

        (a)    Amendment and Termination of the Plan.    The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the shares of Common Stock may be listed or quoted or for changes in GAAP to new accounting standards, to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 14(b) of the Plan without stockholder approval.

        (b)    Amendment of Award Agreements.    The Committee may, to the extent not inconsistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively (including after a Participant's termination of employment or service with the Company); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without shareholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash in a manner which would either (A) be reportable on the Company's proxy statement as Options which have been "repriced" (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any "repricing" for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment) and (iii) the Committee may not take any other action which is considered a "repricing" for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted.

15.    General.

        (a)    Award Agreements.    Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. For purposes of the Plan, an Award agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award agreement to be signed by the Participant or a duly authorized representative of the Company.

        (b)    Nontransferability.

            (i)  Each Award shall be exercisable only by a Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

           (ii)  Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a "family member" of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statements promulgated by the Securities and Exchange Commission (collectively, the "Immediate Family Members"); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award agreement; (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a "Permitted Transferee"); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

          (iii)  The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant's employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Permitted Transferee, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

        (c)    Dividends and Dividend Equivalents.    The Committee in its sole discretion may provide a Participant as part of an Award with dividends or dividend equivalents, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividends or dividend equivalents shall be payable in respect of outstanding (i) Options or SARs or (ii) unearned Performance Compensation Awards or other unearned Awards subject to performance conditions (other than or in addition to the passage of time) (although dividends and dividend equivalents may be accumulated in respect of unearned Awards and paid as soon as administratively practicable, but no more than 30 days after such Awards are earned and become distributable).

        (d)    Tax Withholding.

            (i)  A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right (but not the obligation) and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

           (ii)  Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required statutory liability withholding liability, if required to avoid adverse accounting treatment of the Award as a liability award under ACS 718) by (A) payment in cash; (B) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value equal to such withholding liability or (C) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability.

        (e)    No Claim to Awards; No Rights to Continued Employment; Waiver.    No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

        (f)    Designation and Change of Beneficiary.    Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse (or domestic partner if such status is recognized by the Company according to the procedures established by the Company and in such jurisdiction), or if the Participant is otherwise unmarried at the time of death, his or her estate. After receipt of Options in accordance with this paragraph, beneficiaries will only be able to exercise such options in accordance with Section 7(e) of this Plan.

        (g)    Termination of Employment or Service.    Except as otherwise provided in an Award agreement or any employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, unless determined otherwise by the Committee: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant's employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company or its Affiliates in a non-employee capacity (including as a Non-Employee Director) (or vice-versa), such change in status shall not be considered a termination of employment or service with the Company or an Affiliate for purposes of the Plan.

        (h)    No Rights as a Shareholder.    Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to that person.

        (i)    Government and Other Regulations.

            (i)  The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities of the Company are then listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company's instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

           (ii)  The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company's acquisition of shares of Common Stock from the public markets, the Company's issuance of Common Stock to the Participant, the Participant's acquisition of Common Stock from the Company and/or the Participant's sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

        (j)    No Section 83(b) Elections Without Consent of Company.    No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

        (k)    Payments to Persons Other Than Participants.    If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative or a beneficiary designation form has been filed with the Company) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

        (l)    Nonexclusivity of the Plan.    Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

        (m)    No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

        (n)    Reliance on Reports.    Each member of the Committee and each member of the Board (and their respective designees) shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

        (o)    Relationship to Other Benefits.    No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

        (p)    Purchase for Investment.    Whether or not the Options and shares covered by the Plan have been registered under the Securities Act, each person exercising an Option under the Plan or acquiring shares under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon the exercise of any Option granted under the Plan.

        (q)    Governing Law.    The Plan shall be governed by and construed in accordance with the internal laws of the State of Utah applicable to contracts made and performed wholly within the State of Utah, without giving effect to the conflict of laws provisions thereof.

        (r)    Severability.    If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

        (s)    Obligations Binding on Successors.    The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

        (t)    409A of the Code.

            (i)  Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of this Plan comply with Section 409A of the Code, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan or any other plan maintained by the Company (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered "deferred compensation" subject to Section 409A of the Code, references in the Plan to "termination of employment" (and substantially similar phrases) shall mean "separation from service" within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.

           (ii)  Notwithstanding anything in the Plan to the contrary, if a Participant is a "specified employee" within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Awards that are "deferred compensation" subject to Section 409A of the Code shall be made to such Participant prior to the date that is six months after the date of such Participant's "separation from service" (as defined in Section 409A of the Code) or, if earlier, the Participant's date of death. Following any applicable six month delay, all such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

          (iii)  Unless otherwise provided by the Committee, in the event that the timing of payments in respect of any Award (that would otherwise be considered "deferred compensation" subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of "Disability" pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

        (u)    Clawback/Forfeiture.    Notwithstanding anything to the contrary contained herein, an Award agreement may provide that the Committee may in its sole discretion cancel such Award if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation, non-disparagement or non-disclosure covenant or agreement, or otherwise has engaged in or engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. The Committee may also provide in an Award agreement that if the Participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, the Participant shall forfeit any compensation, gain or other value realized thereafter on the vesting, exercise or settlement of such Award, the sale or other transfer of such Award, or the sale of shares of Common Stock acquired in respect of such Award, and must promptly repay such amounts to the Company. The Committee may also provide in an Award agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), all as determined by the Committee in its sole discretion, then the Participant shall be required to promptly repay any such excess amount to the Company. To the extent required by applicable law (including without limitation Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of NASDAQ or other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or if so required pursuant to a written policy adopted by the Company, Awards shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding Award agreements).

        (v)    Code Section 162(m) Re-approval.    If so determined by the Committee, the provisions of the Plan regarding Performance Compensation Awards shall be submitted for re-approval by the shareholders of the Company no later than the first shareholder meeting that occurs in the fifth year following the year that shareholders previously approved such provisions following the date of initial shareholder approval, for purposes of exempting certain Awards granted after such time from the deduction limitations of Section 162(m) of the Code. Nothing in this subsection, however, shall affect the validity of Awards granted after such time if such shareholder approval has not been obtained.

        (w)    Expenses; Gender; Titles and Headings.    The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

*      *      *

As adopted by the Board of Directors of the Company on November 13, 2012.

As approved by the shareholders of the Company on                         , 2013.

PROXY	NUTRACEUTICAL INTERNATIONAL CORPORATION	PROXY

Proxy for the Annual Meeting of Stockholders to be held on January 28, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

NUTRACEUTICAL INTERNATIONAL CORPORATION

The undersigned, revoking all prior proxies, hereby appoint(s) Jeffrey A. Hinrichs and Cory J. McQueen, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of common stock of Nutraceutical International Corporation that the undersigned would be entitled to vote if personally present at the 2013 Annual Meeting of Stockholders to be held at Laguna Cliffs Marriott, 25135 Park Lantern, Dana Point, California 92629 on Monday, January 28, 2013 at 10:00 a.m., local time, and at any adjournment thereof.

☒	Please mark your vote as in this example.

The Board recommends a vote FOR the following Class III Directors

1.	To elect two Class III Directors:	FOR	WITHHOLD AUTHORITY

	Frank W. Gay II (Class III)	☐	☐

	Gregory M. Benson (Class III)	☐	☐

The Board recommends a vote FOR the following proposal

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013.	FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board recommends a vote FOR the following proposal

3.	Approval of the Nutraceutical International Corporation 2013 Long-Term Equity Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board recommends a vote FOR the following proposal

4.	Advisory vote to approve named executive officer compensation.	FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment of the meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). If no direction is given, this proxy will be voted “FOR” Proposals 1, 2, 3 and 4. Attendance of the undersigned at the meeting or any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or affirmatively indicate the intent to vote in person.

SIGNATURE		DATE	,	201

SIGNATURE		DATE	,	201
	IF HELD JOINTLY

NOTE:

Please sign exactly as name appears on this card. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation or a partnership, please sign by authorized person. This proxy card is valid only when signed and dated.